UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Strategic Partners Opportunity Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	2/28/2005

Date of reporting period:	2/28/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

FEBRUARY 28, 2005

STRATEGIC PARTNERS

NEW ERA GROWTH FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

April 15, 2005

We hope that you find the annual report for the Strategic Partners New Era Growth Fund informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners New Era Growth Fund

Strategic Partners New Era Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners New Era Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 2/28/05
	One Year	Since Inception[2]
Class A	9.31%	–19.00%
Class B	8.58	–21.50
Class C	8.58	–21.50
Class Z	9.77	–18.00
Russell Midcap Growth Index[3]	9.71	0.35
S&P 500 Index[4]	6.97	–1.96
Russell Midcap Index[5]	14.98	44.09
Lipper Multi-Cap Growth Funds Avg.[6]	4.69	–18.20

Average Annual Total Returns[1] as of 3/31/05
	One Year	Since Inception[2]
Class A	0.73%	–6.44%
Class B	0.79	–6.12
Class C	4.79	–5.91
Class Z	6.80	–4.97
Russell Midcap Growth Index[3]	8.31	–0.26
S&P 500 Index[4]	6.69	–0.86
Russell Midcap Index[5]	14.05	8.60
Lipper Multi-Cap Growth Funds Avg.[6]	3.10	–5.78

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/22/00.

3The Russell Midcap Growth Index measures the performance of those Russell midcap companies with high price-to-book ratios and high forecasted growth values.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

5The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

6The Lipper Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for each index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell Midcap Growth Index, S&P 500 Index, Russell Midcap Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Strategic Partners New Era Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 2/28/05
Qualcomm, Inc., Communications Equipment	2.7%
Electronic Arts, Inc., Software	2.6
Apple Computer, Inc., Computers & Peripherals	2.5
Yahoo!, Inc., Internet Software & Services	2.4
Sepracor, Inc., Pharmaceuticals	2.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/05
Software	12.3%
Communications Equipment	8.5
Internet Software & Services	7.4
Computers & Peripherals	6.5
Healthcare Providers & Services	6.4

Industry weightings are subject to change.

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Investment Advisers’ Report

Prudential Investment Management, Inc.

The Strategic Partners New Era Growth Fund’s Class A shares returned 9.31% over the 12 months ended February 28, 2005, outperforming the 6.97% return of the S&P 500 Index and only slightly below the 9.71% return of the Russell Midcap Growth Index. The Fund substantially outperformed the Lipper Multi-Cap Growth Funds Average, which was 4.69%. On March 29, 2005, TCW Investment Management replaced Jennison Associates LLC as a subadviser to the Fund. Calamos Asset Management, Inc. will continue to serve as a subadviser.

Jennison Associates LLC

The Jennison segment outperformed the Russell Midcap Growth Index primarily because of its stock selection within the information technology, industrials, consumer discretionary, materials, and telecommunications services sectors.

Apple Computer was one of our leading performers due to the continued strength of iPod sales. Online job search company Monster Worldwide (see Comments on Largest Holdings—Jennison Associates) also led performance higher as the company benefited from an improving job market throughout the year. Satellite radio broadcaster Sirius Satellite Radio was another significant contributor. Growing consumer awareness as well as the continued success of its program to have automobile manufacturers install its equipment at the factory spurred strong subscriber growth. Agricultural genomics company Monsanto (see Comments on Largest Holdings—Jennison Associates) was another leading contributor as it continued to enjoy strong global sales of its seed traits.

Overall, the segment’s holdings in the healthcare sector detracted from its relative performance and several positions in the technology sector declined. Pharmaceutical company Impax Laboratories was our poorest performer as its shares fell on news of accounting irregularities. Internet marketing firm DoubleClick also detracted from the Fund’s return, its stock price falling on disappointing current earnings and a lowered outlook for future earnings. Agilent Technologies, a manufacturer of electronic test instruments and semiconductor products, declined on fears of lower gross margins due to excess inventories. We sold the positions in these three stocks.

Calamos Asset Management, Inc.

The Calamos segment of the Fund performed largely in line with the Russell Midcap Growth Index. The market’s solid returns in the period occurred in its last five months. The first seven months were spent meandering plus or minus a few percentage points from break-even as investors tried to digest conflicting arguments about the economic and geopolitical landscape.

Strategic Partners New Era Growth Fund	5

Investment Advisers’ Report (continued)

Early in 2004, the Calamos portion of the portfolio was positioned for continued economic growth based on our belief that the rally in 2003 was an appropriate recovery from a cyclical downturn a few years earlier. While some naysayers attributed the market gains of 2003 to a proverbial “dead cat bounce” and argued that the “jobless” recovery would lead to economic peril, we believed that the economy had stabilized and that accommodative monetary and fiscal policy had laid the groundwork for a self-sustaining economic expansion. Our conviction was based in part on the unemployment rate hovering around an extremely low 5.4%, corporate balance sheets holding record sums of cash, and corporate profitability at highs not seen in decades. The Federal Reserve’s decision to raise interest rates was a signal that it, too, believed the economy had improved enough to sustain growth without quite so accommodative a policy.

Although the technology sector of the Russell Midcap Index actually declined during the reporting period, the technology stocks in our segment provided a significant amount of the period’s return. We emphasized the technology sector to benefit from increased capital expenditure, which we anticipated because businesses had cash to spend and we expected them to look for ways to improve their productivity. We also expected continued growth in exciting areas for consumer technology. Examples of successes within this sector include Apple Computer, Yahoo!, Electronic Arts, Research In Motion, and Qualcomm (see Comments on Largest Holdings—Calamos Asset Management, Inc. for Apple, Yahoo!, and Qualcomm).

The energy sector was also a positive contributor to performance. We added value by selecting names such as Valero Energy, XTO Energy, and Amerada Hess, in line with our practice to find businesses that demonstrate strong yet sustainable growth and have solid balance sheets.

On the negative side, the segment was underweight as compared with the Russell Index in industrial stocks, which rallied on rising commodity prices. In addition, our holdings in this sector included Career Education, one of the largest private, for-profit institutions serving the postsecondary education market. It disappointed because of an investigation into enrollment records and student loan payments at two of its 75 campuses. We sold the position during the reporting period.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

February 28, 2005	ANNUAL REPORT

Strategic Partners New Era Growth Fund

Investment Adviser’s Comments

on Five Largest Holdings

Calamos Asset Management, Inc.	As of 2/28/05

Apple Computer Inc./Computers & Peripherals

Apple Computer’s designs and manufactured products include well-known items such as the iMac, the PowerMac, and the seemingly ubiquitous iPod. Their personal computing, software, communications, and portable digital music players and on-line music store have strengthened Apple’s position. We believe that Apple Computer is well positioned to benefit from growth and strong sales in PCs and personal equipment while already owning a market leadership position in the portable digital music industry.

Yahoo!, Inc./Internet Software & Services

Yahoo! was the first on-line navigational tool to the Web and is the leading portal in terms of traffic, advertising, and number of household and business users. It draws some 220 million visitors each month. With 25 international sites in 13 languages, it aggregates content from news, financial information, and streaming media sources, and offers registered users personalized Web pages, e-mail, chat rooms, and message boards. Yahoo! also provides Internet access through a deal with SBC Communications. Despite recent weakness in Internet stocks, Yahoo! continues to be one of the most popular and recognized Web brands and continues to grow internationally. Premium content and paid search segments are also driving growth.

Qualcomm, Inc./Communications Equipment

Qualcomm is a leader in developing and supplying digital wireless communications products and services using patented technology. It receives revenues from equipment sales as well as technology licensing. We believe that Qualcomm is well positioned to benefit from increased demand from industry growth as well as demand for their patented technology and applications.

Sepracor, Inc./Pharmaceuticals

Sepracor is a research-based pharmaceutical company dedicated to treating and preventing human disease through the discovery, development, and commercialization of pharmaceutical products that are directed toward serving unmet medical needs. The company focuses its drug development efforts on respiratory and central nervous system disorders. Its Lunesta drug for insomnia won FDA approval in December 2004 and is anticipated to be a strong growth driver for the company.

Amazon.com, Inc./Internet & Catalog Retail

Although Amazon.com started out by selling books on-line, the company is now the largest Internet retailer in the world, also selling CDs, electronics, and home furnishings among many other items. Internet retail continues to take market share from traditional brick-and-mortar retailers. We believe the company has an excellent business model that generates high return on its invested capital and we expect those returns to continue to accelerate.

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Jennison Associates LLC	As of 2/28/05

Amdocs Ltd./Software

Amdocs provides billing, customer care, directory, and other customized software and services to telecommunications companies. It continues to benefit from renewed spending for these services by major wireline and wireless telecommunications providers.

Monster Worldwide, Inc./Commercial Services & Supplies

Monster Worldwide is an on-line job search company. The company’s on-line job search model has made recruiting cheaper and more efficient than the traditional newspaper channels, allowing the company to capture increasing share of the total help-wanted market. We believe that Monster Worldwide will continue to benefit from an improving job market.

Monsanto Co./Chemicals

Monsanto is the leading agricultural genomics company. It produces genetically modified seed traits that control characteristics such as resistance to herbicides, insects, and/or drought. Monsanto also produces the herbicide Roundup. The company is enjoying strong global sales for its genetic trait seeds, and we believe it should see an improved pricing environment for its herbicide business.

Cerner Corp./Healthcare Providers & Services

Cerner develops technology (IT) and content solutions for healthcare organizations and consumers globally. Its solutions give users fast and secure access to clinical, administrative, and financial data, enabling medical providers to reduce costs and medical errors as well as improve operating efficiencies. The $30 billion healthcare technology business is an emerging area, and hospital chief information officers have indicated their intentions to increase IT spending. Cerner is working to create a national healthcare information network that we believe will enable the company to significantly grow long-term revenues and earnings.

Business Objects SA ADR/Software

Business Objects provides business intelligence software and services, which enable organizations to track, understand, and manage performance within different areas of the enterprise. This area is showing growing demand, and we believe it is underserved. Business Objects is a leader in this business, and we believe that it can capitalize on this trend.

Holdings are subject to change.

Strategic Partners New Era Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2004, at the beginning of the period, and held through the six-month period ended February 28, 2005.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners New Era Growth Fund		Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,179	1.59%	$8.59
	Hypothetical	$1,000	$1,017	1.59%	$7.95

Class B	Actual	$1,000	$1,175	2.34%	$12.62
	Hypothetical	$1,000	$1,013	2.34%	$11.68

Class C	Actual	$1,000	$1,175	2.34%	$12.62
	Hypothetical	$1,000	$1,013	2.34%	$11.68

Class Z	Actual	$1,000	$1,182	1.34%	$7.25
	Hypothetical	$1,000	$1,018	1.34%	$6.70

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2005, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2005 (to reflect the six-month period).

Strategic Partners New Era Growth Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

As of February 28, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Aerospace & Defense 1.2%
10,500	Northrop Grumman Corp.	$555,450
7,600	Precision Castparts Corp.	571,976

		1,127,426

Air Freight & Logistics 2.0%
15,800	Expeditors International Washington, Inc.	877,058
12,000	Ryder System, Inc.	509,520
7,500	UTI Worldwide, Inc. (United Kingdom)	556,200

		1,942,778

Biotechnology 1.1%
20,000	Celgene Corp.(a)	547,500
8,300	Martek Biosciences Corp.(a)	556,100

		1,103,600

Building & Forest Products 1.7%
7,500	American Standard Cos., Inc.	343,500
31,000	D.R. Horton, Inc.	1,356,560

		1,700,060

Building Products 0.5%
13,500	Masco Corp.	455,220

Capital Markets 2.4%
103,900	Ameritrade Holding Corp.(a)	1,104,457
9,900	Legg Mason, Inc.	798,336
7,500	T. Rowe Price Group, Inc.	460,425

		2,363,218

Chemicals 1.8%
29,100	Monsanto Co.	1,710,498

Commercial Services & Supplies 2.6%
4,900	Dun & Bradstreet Corp.(a)	301,154
59,500	Monster Worldwide, Inc.(a)	1,716,575
18,000	Robert Half International, Inc.	525,060

		2,542,789

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	13

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)

Communications Equipment 8.5%
276,800	ADC Telecommunications, Inc.(a)	$636,640
9,700	America Movil SA de CV, ADR (Mexico)	569,390
37,200	Comverse Technology, Inc.(a)	863,412
6,300	Garmin Ltd. (Cayman Islands)	322,875
7,000	Harris Corp.	466,900
40,600	Juniper Networks, Inc.(a)	874,524
58,000	Motorola, Inc.	908,280
73,600	Qualcomm, Inc.	2,657,696
14,800	Research In Motion Ltd. (Canada)(a)	978,428

		8,278,145

Computers & Peripherals 6.5%
54,600	Apple Computer, Inc.(a)	2,449,356
22,600	Diebold, Inc.	1,206,162
32,300	Emulex Corp.(a)	545,870
21,900	NCR Corp.(a)	853,881
28,600	Network Appliance, Inc.(a)	858,286
25,100	Seagate Technology (Cayman Islands)	451,047

		6,364,602

Consumer Finance 1.0%
31,000	AmeriCredit Corp.(a)	730,360
4,700	SLM Corp.	229,360

		959,720

Diversified Financial Services 1.4%
4,150	Chicago Mercantile Exchange Holdings, Inc.	857,473
13,300	CIT Group, Inc.	536,655

		1,394,128

Diversified Telecommunication Services 0.5%
22,000	Sprint Corp.	520,960

Electronic Equipment & Instruments 2.2%
10,600	Amphenol Corp. (Class A Shares)(a)	422,940
65,100	Symbol Technologies, Inc.	1,154,223
14,700	Trimble Navigation Ltd.(a)	529,494

		2,106,657

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Energy Equipment & Services 3.1%
11,500	Grant Prideco, Inc.(a)	$277,840
9,700	Nabors Industries, Ltd. (Barbados)(a)	556,780
22,400	National-Oilwell, Inc.(a)	1,015,616
9,500	Smith International, Inc.	610,470
23,000	Todco (Class A Shares)(a)	579,370

		3,040,076

Healthcare Equipment & Supplies 4.4%
9,100	Alcon, Inc. (Switzerland)	785,330
6,400	C. R. Bard, Inc.	425,600
6,400	Cooper Companies, Inc. (The)	527,040
8,400	Inamed Corp.(a)	572,712
9,000	Kinetic Concepts, Inc.(a)	587,070
28,000	Waters Corp.(a)	1,367,800

		4,265,552

Healthcare Providers & Services 6.4%
31,000	Andrx Corp.(a)	695,950
11,900	Caremark Rx, Inc.(a)	455,532
32,100	Cerner Corp.(a)	1,672,410
7,700	Laboratory Corporation of America Holdings(a)	368,753
25,100	Pacificare Health Systems(a)	1,593,348
6,000	Quest Diagnostics, Inc.	596,400
22,900	WebMD Corp.(a)	172,666
5,600	WellPoint, Inc.(a)	683,536

		6,238,595

Hotels, Restaurants & Leisure 3.4%
14,000	Gaylord Entertainment Co.(a)	599,200
23,700	GTECH Holdings Corp.	553,395
22,500	Hilton Hotels Corp.	473,850
8,700	MGM Mirage(a)	645,279
10,600	Station Casinos, Inc.	645,964
5,400	Wynn Resorts, Ltd.(a)	386,478

		3,304,166

Household Durables 0.7%
7,400	Toll Brothers, lnc.(a)	651,570

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	15

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)

Internet & Catalog Retail 2.8%
40,500	Amazon.com, Inc.(a)	$1,424,790
30,200	eBay, Inc.(a)	1,293,768

		2,718,558

Internet Software & Services 7.4%
118,100	Akamai Technologies, Inc.(a)	1,300,281
46,900	Ariba, Inc.(a)	427,259
5,700	Digital River, Inc.(a)	171,741
5,900	Google, Inc. (Class A Shares)(a)	1,109,141
54,500	Sapient Corp.(a)	401,665
53,200	VeriSign, Inc.(a)	1,458,744
71,200	Yahoo!, Inc.(a)	2,297,624

		7,166,455

IT Services 2.4%
3,000	Anteon International Corp.(a)	113,880
34,300	Checkfree Corp.(a)	1,321,922
13,000	Computer Sciences Corp.(a)	600,990
15,100	Wright Express Corp.(a)	270,139

		2,306,931

Machinery 0.9%
4,500	Illinois Tool Works, Inc.	403,875
11,600	Terex Corp.(a)	524,320

		928,195

Media 3.4%
24,750	Marvel Enterprises, Inc.(a)	436,095
135,100	Sirius Satellite Radio, Inc.(a)	752,507
15,000	Walt Disney Co. (The)	419,100
51,700	XM Satellite Radio Holdings, Inc. (Class A Shares)(a)	1,704,032

		3,311,734

Oil & Gas 2.9%
5,600	Amerada Hess Corp.	562,240
11,100	Southwestern Energy Co.(a)	677,100
9,500	Ultra Petroleum Corp.(a)	535,325
15,000	Valero Energy Corp.	1,068,600

		2,843,265

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Personal Products 1.5%
11,000	Avon Products, Inc.	$470,470
22,400	Estee Lauder Companies, Inc. (The) (Class A Shares)	985,152

		1,455,622

Pharmaceuticals 2.3%
3,800	Allergan, Inc.	285,684
29,700	Sepracor, Inc.(a)	1,914,759

		2,200,443

Real Estate Investment Trust 0.5%
9,900	New Century Financial Corp.	502,128

Semiconductors & Semiconductor Equipment 4.2%
37,900	Altera Corp.(a)	786,046
15,700	Applied Materials, Inc.(a)	274,750
11,500	ATI Technologies, Inc. (Canada)(a)	201,710
6,404	Freescale Semiconductor, Inc.(a)	122,829
11,800	International Rectifier Corp.(a)	519,200
33,000	Marvell Technology Group Ltd. (Bermuda)(a)	1,207,470
22,300	Maxim Integrated Products, Inc.	959,346

		4,071,351

Software 12.3%
62,900	Amdocs Ltd. (United Kingdom)(a)	1,846,115
33,900	Autodesk, Inc.	1,007,508
66,400	BEA Systems, Inc.(a)	551,120
49,600	Business Objects SA, ADR (France)(a)	1,386,816
18,700	Cognos, Inc. (Canada)(a)	802,417
39,000	Electronic Arts, Inc.(a)	2,515,110
24,300	Intuit, Inc.(a)	1,040,040
14,700	Mercury Interactive Corp.(a)	674,436
8,100	NAVTEQ Corp.(a)	353,970
29,900	Salesforce.com, Inc.(a)	480,194
61,000	Symantec Corp.(a)	1,342,610

		12,000,336

Specialty Retail 5.6%
60,200	Chico’s FAS, Inc.(a)	1,772,890
20,000	Coach, Inc.(a)	1,110,600
15,400	Costco Wholesale Corp.	717,486

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	17

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)
22,000	Foot Locker, Inc.	$600,600
11,400	Home Depot, Inc. (The)	456,228
22,300	Petco Animal Supplies, Inc.(a)	790,312

		5,448,116

Wireless Telecommunication Services 1.9%
59,500	Alamosa Holdings, Inc.(a)	758,030
18,500	NII Holdings, Inc.(a)	1,058,570

		1,816,600

	Total long-term investments (cost $76,845,486)	96,839,494

Principal Amount (000)
SHORT-TERM INVESTMENT 1.1%

Commercial Paper
$1,025	Citicorp, 2.57%, 3/1/05 (cost $1,025,000)	1,025,000

	Total Investments, Before Outstanding Options Written - 100.6% (cost $77,870,486, Note 5)	97,864,494

Contracts
OUTSTANDING OPTIONS WRITTEN

Call Options
62	Akamai Technology, expiring 5/21/05 @ $15	(930)
19	Electronic Arts, Inc., expiring 3/19/05 @ $65	(3,135)
36	Sepracor, Inc., expiring 3/19/05 @ $70	(2,520)

	Total outstanding options written (premiums received $13,140; Note 4)	(6,585)

	Total Investments, Net of Outstanding Options Written - 100.6% (cost $77,857,346)	97,857,909
	Other liabilities in excess of other assets (0.6%)	(570,178)

	Net Assets 100%	$97,287,731

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2005 were as follows:

Software	12.3%
Communications Equipment	8.5
Internet Software & Services	7.4
Computers & Peripherals	6.5
Healthcare Providers & Services	6.4
Specialty Retail	5.6
Healthcare Equipment & Supplies	4.4
Semiconductors & Semiconductor Equipment	4.2
Media	3.4
Hotels, Restaurants & Leisure	3.4
Energy Equipment & Services	3.1
Oil & Gas	2.9
Internet & Catalog Retail	2.8
Commercial Services & Supplies	2.6
IT Services	2.4
Capital Markets	2.4
Pharmaceuticals	2.3
Electronic Equipment & Instruments	2.2
Air Freight & Logistics	2.0
Wireless Telecommunication Services	1.9
Chemicals	1.8
Building & Forest Products	1.7
Personal Products	1.5
Diversified Financial Services	1.4
Aerospace & Defense	1.2
Biotechnology	1.1
Commercial Paper	1.1
Consumer Finance	1.0
Machinery	0.9
Household Durables	0.7
Diversified Telecommunication Services	0.5
Real Estate Investment Trust	0.5
Building Products	0.5

100.6
Other liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	19

Statement of Assets and Liabilities

as of February 28, 2005

Assets
Investments, at value (cost $77,870,486)	$97,864,494
Cash	480,146
Receivable for investments sold	1,263,206
Receivable for Fund shares sold	46,365
Dividends and interest receivable	28,864
Foreign tax reclaim receivable	8,114
Prepaid expenses	2,994

Total assets	99,694,183

Liabilities
Payable for investments purchased	1,825,685
Payable for Fund shares reacquired	321,758
Accrued expenses and other liabilities	117,524
Management fee payable	68,051
Distribution fee payable	61,559
Outstanding options written, at value (premium received $13,140)	6,585
Deferred trustees’ fees	5,290

Total liabilities	2,406,452

Net Assets	$97,287,731

Net assets were comprised of:
Shares of beneficial interest, at par	$12,295
Paid in capital, in excess of par	189,606,477

189,618,772
Accumulated net investment loss	(5,290)
Accumulated net realized loss on investments	(112,328,917)
Net unrealized appreciation on investments and foreign currencies	20,003,166

Net assets, February 28, 2005	$97,287,731

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of February 28, 2005

Class A:
Net asset value and redemption price per share ($17,680,442 ÷ 2,181,435 shares of beneficial interest issued and outstanding)	$8.10
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price to public	$8.57

Class B:
Net asset value, offering price and redemption price per share ($44,127,624 ÷ 5,619,932 shares of beneficial interest issued and outstanding)	$7.85

Class C:
Net asset value, offering price and redemption price per share ($30,882,236 ÷ 3,933,017 shares of beneficial interest issued and outstanding)	$7.85

Class Z:
Net asset value, offering price and redemption price per share ($4,597,429 ÷ 560,788 shares of beneficial interest issued and outstanding)	$8.20

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	21

Statement of Operations

Year Ended February 28, 2005

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $1,836)	$269,123
Interest	30,121

Total income	299,244

Expenses
Management fee	936,907
Distribution fee—Class A	47,846
Distribution fee—Class B	469,192
Distribution fee—Class C	331,558
Transfer agent’s fees and expenses	212,000
Custodian’s fees and expenses	98,000
Registration fees	42,000
Reports to shareholders	40,000
Legal fees and expenses	24,000
Audit fee	18,000
Trustees’ fees	9,000
Miscellaneous expenses	8,023

Total expenses	2,236,526

Net Investment Loss	(1,937,282)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain on:
Investment transactions	15,963,611
Written option transactions	75,155
Foreign currency transactions	179

16,038,945

Net change in unrealized appreciation (depreciation) on:
Investments	(5,750,751)
Written options	(57)
Foreign currencies	552

(5,750,256)

Net gain on investments and foreign currencies	10,288,689

Net Increase In Net Assets Resulting From Operations	$8,351,407

See Notes to Financial Statements.

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Statement of Changes in Net Assets

as of February 28, 2005

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,937,282)	$(2,111,617)
Net realized gain on investments and foreign currency transactions	16,038,945	19,183,375
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,750,256)	27,296,939

Net increase in net assets resulting from operations	8,351,407	44,368,697

Fund share transactions (net of share conversions) (Note 6)
Proceeds from shares sold	5,091,782	8,717,564
Cost of shares reacquired	(30,683,596)	(27,656,689)

Net decrease in net assets resulting from Fund share transactions	(25,591,814)	(18,939,125)

Total increase (decrease)	(17,240,407)	25,429,572

Net Assets
Beginning of year	114,528,138	89,098,566

End of year	$97,287,731	$114,528,138

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	23

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Jennison Select Growth Fund (formerly known as Strategic Partners Focused Growth Fund), Strategic Partners Focused Value Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners New Era Growth Fund (the “Fund”). These financial statements relate to Strategic Partners New Era Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business trust on January 28, 2000 and the Fund commenced operations on November 22, 2000.

The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from

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independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	25

Notes to Financial Statements

Cont’d

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security

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and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains in excess of capital loss carryforwards, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI currently has subadvisory agreements with Jennison Associates LLC (“Jennison”) and Calamos Asset Management, Inc. (“Calamos”). The subadvisory agreements provide that each

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	27

Notes to Financial Statements

Cont’d

subadviser furnishes investment advisory services in connection with the management of the Fund. In connection there with, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two sub-advisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two sub-advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two sub-advisers, as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers. On March 29, 2005, TCW Investment Management replaced Jennison as a subadviser to the Fund. Calamos will continue to serve as a subadviser.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 28, 2005, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $17,400 in front-end sales charges resulting from sales of Class A during the year ended February 28, 2005. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Fund that it has received approximately $183,500 and $2,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2005.

PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from March 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 28, 2005, the Fund incurred fees of approximately $150,800 for the services of PMFS. As of February 28, 2005, approximately $11,500 of such fees was due to PMFS. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealer. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $59,300 in total networking fees, of which the amounts relating to the services of Wachovia Securities LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”) affiliates of PI, were approximately $17,100 and $37,600, respectively, for the year ended February 28, 2005. As of February 28, 2005, approximately $9,400 of such

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	29

Notes to Financial Statements

Cont’d

fees were due to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2005, Wachovia earned $1,030 and Prudential Equity Group LLC, an indirect, a wholly-owned subsidiary or Prudential, earned $180 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2005 were $118,102,385 and $142,073,530, respectively.

Transactions in written options during the year ended February 28, 2005 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of February 29, 2004	76	$8,892
Options closed	(233)	(41,497)
Options written	337	63,727
Options exercised	(63)	(17,982)

Options outstanding as of February 28, 2005	117	$13,140

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended February 28, 2005, the adjustments were to decrease accumulated net investment loss by $1,931,992, increase accumulated net realized loss on investments by $179 and decrease paid-in capital in excess of par by $1,931,813, due to a net operating loss and reclassification of net foreign currency gains. Net investment loss, net realized gains and net assets were not affected by this change.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Tax Basis Adjustment	Adjusted Net Unrealized Appreciation
$78,014,222	$21,604,803	$1,754,531	$19,850,272	$9,158	$19,859,430

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The adjusted net unrealized appreciation on a tax basis includes other tax basis adjustments that were primarily attributable to appreciation of written options and to the mark to market of receivables and payables.

There were no distributions paid during the years ended February 28, 2005 and February 29, 2004.

As of February 28, 2005, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2005, of approximately $112,185,000 of which $35,082,000 expires in 2010 and $77,103,000 expires in 2011. Approximately $15,966,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 28, 2005. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Prior to March 15, 2004, Class A shares were sold with a front-end sales of 5%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	31

Notes to Financial Statements

Cont’d

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2005:
Shares sold	259,661	$1,971,594
Shares reacquired	(856,450)	(6,538,980)

Net decrease in shares outstanding before conversion	(596,789)	(4,567,386)
Shares issued upon conversion from class B	12,155	92,267

Net decrease in shares outstanding	(584,634)	$(4,475,119)

Year ended February 29, 2004:
Shares sold	416,947	$2,705,029
Shares reacquired	(1,145,336)	(7,196,716)

Net decrease in shares outstanding before conversion	(728,389)	(4,491,687)
Shares issued upon conversion from class B	6,936	46,735

Net decrease in shares outstanding	(721,453)	$(4,444,952)

Class B
Year ended February 28, 2005:
Shares sold	154,297	$1,122,347
Shares reacquired	(1,670,027)	(12,282,138)

Net decrease in shares outstanding before conversion	(1,515,730)	(11,159,791)
Shares reacquired upon conversion into class A	(12,497)	(92,267)

Net decrease in shares outstanding	(1,528,227)	$(11,252,058)

Year ended February 29, 2004:
Shares sold	398,939	$2,543,546
Shares reacquired	(1,424,772)	(8,726,986)

Net decrease in shares outstanding before conversion	(1,025,833)	(6,183,440)
Shares reacquired upon conversion into class A	(7,085)	(46,735)

Net decrease in shares outstanding	(1,032,918)	$(6,230,175)

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Class C	Shares	Amount
Year ended February 28, 2005:
Shares sold	172,828	$1,271,781
Shares reacquired	(1,362,969)	(10,010,950)

Net decrease in shares outstanding	(1,190,141)	$(8,739,169)

Year ended February 29, 2004:
Shares sold	445,772	$2,743,343
Shares reacquired	(1,527,847)	(9,338,543)

Net decrease in shares outstanding	(1,082,075)	$(6,595,200)

Class Z
Year ended February 28, 2005:
Shares sold	96,541	$726,060
Shares reacquired	(245,384)	(1,851,528)

Net decrease in shares outstanding	(148,843)	$(1,125,468)

Year ended February 29, 2004:
Shares sold	113,326	$725,646
Shares reacquired	(395,932)	(2,394,444)

Net decrease in shares outstanding	(282,606)	$(1,668,798)

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	33

Financial Highlights

Class A
Year Ended February 28, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.41

Income (loss) from investment operations
Net investment loss	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.79

Total from investment operations	0.69

Net asset value, end of period	$8.10

Total Return(b):	9.31%
Ratios/Supplemental Data:
Net assets, end of period (000)	$17,680
Average net assets (000)	$19,139
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(1.29)%
For Class A, B, C and Z shares:
Portfolio turnover rate	116%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.
(e)	Not annualized.
(f)	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to 25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended			November 22, 2000(a) Through February 28, 2001
February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

$4.78	$6.52	$9.05	$10.00

(0.09)	(0.07)	(0.09)	(0.02)
2.72	(1.67)	(2.44)	(0.93)

2.63	(1.74)	(2.53)	(0.95)

$7.41	$4.78	$6.52	$9.05

55.02%	(26.69)%	(27.96)%	(9.50)%

$20,491	$16,674	$32,440	$63,565
$19,423	$23,274	$47,807	$72,881

1.66%	1.67%	1.54%	1.64	%(c)
1.41%	1.42%	1.29%	1.39	%(c)
(1.42)%	(1.26)%	(1.15)%	(0.90	)%(c)

144%	236%	196%	62	%(e)

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	35

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.23

Income (loss) from investment operations
Net investment loss	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.77

Total from investment operations	0.62

Net asset value, end of period	$7.85

Total Return(b):	8.58%
Ratios/Supplemental Data:
Net assets, end of period (000)	$44,128
Average net assets (000)	$46,919
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(2.05)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Class B
Year Ended			November 22, 2000(a) Through February 28, 2001
February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

$4.70	$6.46	$9.04	$10.00

(0.13)	(0.11)	(0.15)	(0.04)
2.66	(1.65)	(2.43)	(0.92)

2.53	(1.76)	(2.58)	(0.96)

$7.23	$4.70	$6.46	$9.04

53.83%	(27.24)%	(28.54)%	(9.60)%

$51,687	$38,471	$68,825	$114,003
$47,021	$51,273	$91,189	$124,911

2.41%	2.42%	2.29%	2.39	%(c)
1.41%	1.42%	1.29%	1.39	%(c)
(2.17)%	(2.01)%	(1.90)%	(1.67	)%(c)

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	37

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.23

Income (loss) from investment operations
Net investment loss	(0.15)

Net realized and unrealized gain (loss) on investments and foreign currencies	0.77

Total from investment operations	0.62

Net asset value, end of period	$7.85

Total Return(b):	8.58%
Ratios/Supplemental Data:
Net assets, end of period (000)	$30,882
Average net assets (000)	$33,156
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(2.05)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Class C
Year Ended			November 22, 2000(a) Through February 28, 2001
February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

$4.70	$6.46	$9.04	$10.00

(0.13)	(0.11)	(0.15)	(0.04)

2.66	(1.65)	(2.43)	(0.92)

2.53	(1.76)	(2.58)	(0.96)

$7.23	$4.70	$6.46	$9.04

53.83%	(27.24)%	(28.54)%	(9.60)%

$37,046	$29,180	$55,707	$100,163
$34,773	$40,817	$76,432	$110,152

2.41%	2.42%	2.29%	2.39	%(c)
1.41%	1.42%	1.29%	1.39	%(c)
(2.17)%	(2.01)%	(1.90)%	(1.67	)%(c)

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	39

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.47

Income (loss) from investment operations
Net investment loss	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.81

Total from investment operations	0.73

Net asset value, end of period	$8.20

Total Return(b):	9.77%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,597
Average net assets (000)	$4,887
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(1.05)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Class Z
Year Ended			November 22, 2000(a) Through February 28, 2001
February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

$4.81	$6.54	$9.07	$10.00

(0.07)	(0.06)	(0.07)	(0.02)
2.73	(1.67)	(2.46)	(0.91)

2.66	(1.73)	(2.53)	(0.93)

$7.47	$4.81	$6.54	$9.07

55.30%	(26.45)%	(27.89)%	(9.30)%

$5,304	$4,774	$14,004	$36,565
$5,083	$8,072	$23,491	$43,658

1.41%	1.42%	1.29%	1.39	%(c)
1.41%	1.42%	1.29%	1.39	%(c)
(1.18)%	(1.02)%	(0.89)%	(0.65	)%(c)

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Strategic Partners New Era Growth Fund (the “Fund”) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through February 28, 2003 were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners New Era Growth Fund as of February 28, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2005

42	Visit our website at www.strategicpartners.com

Management of the Company

(Unaudited)

Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be “interested persons” of the Company, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Company are referred to as “Interested Trustees.” “Fund Complex”† consists of the Company and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Trustee (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (71), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	43

Stephen G. Stoneburn (61), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Trustee since 2000(3) Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

44	Visit our website at www.strategicpartners.com

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	45

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Company’s Trustees is included in the Company’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

46	Visit our website at www.strategicpartners.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	3.30%	–6.07%
Class B	3.58	–5.73
Class C	7.58	–5.51
Class Z	9.77	–4.54

Average Annual Total Returns (Without Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	9.31%	–4.81%
Class B	8.58	–5.51
Class C	8.58	–5.51
Class Z	9.77	–4.54

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www. strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/22/2000.

The graph compares a $10,000 investment in the Strategic Partners New Era Growth Fund (Class A shares) with a similar investment in the Russell Midcap Growth Index, the S&P 500 Index, and the Russell Midcap Index by portraying the initial account values at the commencement of operations of Class A shares (November 22, 2000) and the account values at the end of the current fiscal year (February 28, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2005, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners New Era Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS* (as of 3/29/05)	Calamos Asset Management, Inc.	111 East Warrenville Road Naperville, IL 60563

	TCW Investment Management	865 Figueroa Street Suite 1800 Los Angeles, CA 90017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

*	Investment Advisers are subject to change by the Manager as disclosed in the Fund’s prospectus.

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z
NASDAQ	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

Each fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners New Era Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Strategic Partners New Era Growth Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z
NASDAQ	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

MFSP501E    IFS-A103197    Ed. 04/2005

ANNUAL REPORT

FEBRUARY 28, 2005

STRATEGIC PARTNERS

FOCUSED VALUE FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

April 15, 2005

We hope that you find the annual report for the Strategic Partners Focused Value Fund informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Focused Value Fund

Strategic Partners Focused Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Focused Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A Shares).

Cumulative Total Returns[1] as of 2/28/05
	One Year	Since Inception[2]
Class A	4.66%	15.18%
Class B	3.90	11.91
Class C	3.90	11.91
Class Z	5.00	16.40
Russell 1000 Value Index[3]	13.74	30.22
S&P 500 Index[4]	6.97	10.68
Lipper Large-Cap Value Funds Avg.[5]	8.82	16.19

Average Annual Total Returns[1] as of 3/31/05
	One Year	Since Inception[2]
Class A	–0.51%	1.51%
Class B	–0.59	1.94
Class C	3.41	2.18
Class Z	5.53	3.21
Russell 1000 Value Index[3]	13.17	6.46
S&P 500 Index[4]	6.69	2.11
Lipper Large-Cap Value Funds Avg.[5]	8.54	3.31

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/01.

3The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

5The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/05
Altria Group, Inc., Tobacco	8.2%
American International Group, Inc., Insurance	6.2
American Express Co., Consumer Finance	5.2
Berkshire Hathaway, Inc. (Class B Shares), Insurance	3.7
HSBC Holdings PLC (United Kingdom), Commercial Banks	3.3

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/05
Insurance	14.0%
Oil & Gas	10.2
Commercial Banks	8.7
Tobacco	8.2
Media	7.3

Industry weightings are subject to change.

Strategic Partners Focused Value Fund	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

The Board of Trustees recently approved a resolution to submit to shareholders a proposal to replace the current subadvisers of the Fund. Shareholders of the Fund will be asked to vote on the proposal at a meeting expected to occur on or about July 1, 2005. Subject to shareholder approval of the subadviser change, the Board of Trustees also approved a change in the Fund’s name to Dryden Strategic Value Fund.

The current subadvisers to the Focused Value Fund are Davis Selected Advisers LP (Davis) and Salomon Brothers Asset Management Inc. (Salomon). If approved by shareholders, the existing subadvisory agreements with each of Davis and Salomon will be terminated and Quantitative Management Associates LLC (QMA) will replace them as the subadvisers. If shareholders approve the proposal, it is anticipated that QMA will assume responsibility for the day-to-day management of all of the assets of the Focused Value Fund’s portfolio as soon as practicable following shareholder approval.

The Fund’s Class A shares returned 4.66% over the 12 months ended February 28, 2005, less than the 6.97% return of the S&P 500 Index and the 13.74% return of the Russell 1000 Value Index. The Fund also trailed the 8.82% Lipper Large-Cap Value Funds Average. Both advisers underperformed.

Davis Selected Advisers LP

Although the Davis segment of the Fund trailed the Russell 1000 Value Index, it outperformed the S&P 500 Index. The segment’s largest sector exposures during the period were financials, consumer staples, and energy.

The performance of the segment’s financial holdings, by far its largest sector exposure, was mixed. Contributors to performance included Loews (+19.36%), Golden West (+7.66%), and Moody’s (+21.82% before being sold in November 2004). Financial companies detracting from the segment’s performance included American International Group (AIG, –9.37%), Fifth Third Bancorp (–18.39% while it was held in the portfolio), Berkshire Hathaway Class B (–3.77%), and Bank One (–4.75% before being acquired by JPMorgan in July 2004). (See Comments on Largest Holdings—Davis Selected Advisers for AIG and Berkshire Hathaway.)

The segment’s three energy and three consumer staples holdings enjoyed very strong performance. ConocoPhillips merits special mention. The segment’s large investment in the stock coupled with its +64.67% return made ConocoPhillips the single largest contributor to the segment’s return. The other energy positions were Devon Energy (+65.83%) and Occidental Petroleum (+42.27% since being added to the holdings in August 2004). In consumer staples, Altria Group (+20.27%) and Costco (+20.81%) were large contributors (see Comments on Largest Holdings—Davis Selected Advisers for Altria).

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Stocks in other sectors that had a significant influence on performance included industrial company Tyco International (+17.66%) and healthcare company Eli Lily (–14.45%).

Salomon Brothers Asset Management Inc.

The Salomon Brothers segment underperformed the Russell 1000 Value Index due to sector allocation and security selection within sectors. Although the segment benefited from being underweight in the financials and overweight in the consumer staples sectors, this was offset by being overweight in the technology and underweight in the energy sectors. The energy sector had, by far, the highest return in the market during the Fund’s reporting period, and the technology sector had the worst return.

Overall security selection within sectors was weakest in materials and technology. The largest individual detractors were spread among a number of sectors. They included Pfizer (healthcare), Nortel Networks and Sun Microsystems (both technology), AIG (financials), and Safeway (consumer staples). We reduced our position in Pfizer after data was released suggesting that the cox-2 inhibitor class of drugs increased cardiovascular risk. We sold the positions in Sun Microsystems and Safeway during the period.

Security selection was strongest in the telecommunications services and industrials sectors. Top individual contributors included Chevron Texaco and BP (both energy), Lockheed Martin (industrials), Altria Group (consumer discretionary), and Nextel Communications.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Focused Value Fund	5

Investment Adviser’s Comments on

Five Largest Holdings

Davis Selected Advisers LP	As of 2/28/05

American Express Co./Consumer Finance

American Express provides travel-related, financial advisory, and international banking services around the world. Its products include the American Express Card, the Optima Card, and the American Express Travelers Cheque.

Altria Group, Inc./Tobacco

Altria Group is the parent company of Kraft Foods, Philip Morris International, Philip Morris USA, and Philip Morris Capital Corporation. It is also a shareholder in the brewer SABMiller. Altria’s brands include Marlboro cigarettes, Oreo cookies, Kraft cheeses, Maxwell House coffee, Nabisco crackers, and Philadelphia cream cheese.

Berkshire Hathaway, Inc., (Class B Shares)/Insurance

Berkshire Hathaway is a holding company owning subsidiaries in a variety of business sectors. Its principal operations are primary insurance businesses conducted nationwide and a reinsurance business conducted worldwide. Berkshire’s other operations include The Buffalo News, aviation training, and retail furniture businesses, as well as shoe, candy, and rug manufacturing.

American International Group, Inc. (AIG)/Insurance

AIG provides a variety of insurance and insurance-related services in the United States and overseas. It writes property and casualty and life insurance, as well as provides financial services.

HSBC Holdings PLC/Commercial Banks

HSBC provides a variety of international banking and financial services, including retail and corporate banking, trade, trusteeship, securities, custody, capital markets, treasury, private and investment banking, and insurance. It operates worldwide.

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Salomon Brothers Asset Management, Inc.	As of 2/28/05

Altria Group, Inc./Tobacco

Altria is one of the world’s leading consumer packaged goods companies through its wholly owned subsidiaries Philip Morris USA and Philip Morris International, as well as its majority-owned subsidiary Kraft Foods. We view the balance of risk to potential reward of owning Altria Group as attractive, despite its tobacco exposure.

Lockheed Martin Corp./Aerospace & Defense

Lockheed Martin is one of the world’s largest defense contractors. It dominates the market for military aircraft and is a major player in the space and missile markets. We believe this security is attractive because its share price at period-end reflected a low implied earnings growth rate despite Lockheed Martin’s strong and improving financial ratios.

Nextel Communications/Wireless Telecommunication Services

Nextel is among the largest national wireless carriers in the United States. We believe that given its business prospects, there is considerable room for its current stock price to appreciate over the next 12 to 18 months.

Kroger Co./Food & Staples Retailing

Kroger operates supermarkets, multi-department stores, and warehouse discount stores under brands that include Kroger, Ralphs, Fry’s, and Fred Meyer. We believe the balance of risk to potential reward is attractive.

American International Group, Inc. (AIG)/Insurance

AIG is a large insurance company with a business mix that is diversified in both product line and geography. Its diverse income stream and strong balance sheet make AIG one of the few AAA-rated insurance companies. We believe its shares traded at period-end at an attractive multiple of its earnings per share as compared with comparable firms.

Strategic Partners Focused Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2004, at the beginning of the period, and held through the six-month period ended February 28, 2005.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Focused Value Fund		Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,104	1.47%	$7.67
	Hypothetical	$1,000	$1,018	1.47%	$7.36

Class B	Actual	$1,000	$1,101	2.22%	$11.56
	Hypothetical	$1,000	$1,014	2.22%	$11.09

Class C	Actual	$1,000	$1,101	2.22%	$11.56
	Hypothetical	$1,000	$1,014	2.22%	$11.09

Class Z	Actual	$1,000	$1,106	1.22%	$6.37
	Hypothetical	$1,000	$1,019	1.22%	$6.11

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2005, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2005 (to reflect the six-month period).

Strategic Partners Focused Value Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of February 28, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Aerospace & Defense 3.3%
91,800	Lockheed Martin Corp.	$5,436,396

Beverages 1.2%
34,700	Diageo PLC (ADR) (United Kingdom)	1,987,269

Capital Markets 3.2%
57,800	Bank of New York Co., Inc. (The)	1,748,450
64,400	Morgan Stanley	3,636,668

		5,385,118

Commercial Banks 8.7%
16,000	Comerica, Inc.	913,280
325,933	HSBC Holdings PLC (United Kingdom)	5,437,960
68,400	Wachovia Corp.	3,625,884
74,400	Wells Fargo & Co.	4,417,872

		14,394,996

Commercial Services & Supplies 1.3%
40,000	H&R Block, Inc.	2,132,000

Communications Equipment 4.3%
87,700	Comverse Technology, Inc.(a)	2,035,517
240,900	Nokia Corp. (ADR) (Finland)	3,888,126
437,200	Nortel Networks Corp. (Canada)(a)	1,171,696

		7,095,339

Computers & Peripherals 0.7%
53,000	Hewlett-Packard Co.	1,102,400

Consumer Finance 6.7%
158,400	American Express Co.	8,577,360
32,600	Capital One Financial Corp.	2,499,768

		11,077,128

Containers & Packaging 2.1%
67,000	Sealed Air Corp.(a)	3,502,090

Diversified Financial Services 2.5%
114,372	JPMorgan Chase & Co.	4,180,297

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	11

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)

Diversified Telecommunication Services 1.2%
54,500	Verizon Communications, Inc.	$1,960,365

Food & Staples Retailing 5.5%
91,500	Costco Wholesale Corp.	4,262,985
265,900	Kroger Co. (The)(a)	4,783,541

		9,046,526

Hotels, Restaurants & Leisure 2.0%
101,400	McDonald’s Corp.	3,354,312

Household Products 2.3%
58,900	Kimberly Clark Corp.	3,886,222

Industrial Conglomerates 3.1%
151,700	Tyco International Ltd. (Bermuda)	5,078,916

Insurance 14.0%
154,100	American International Group, Inc.	10,293,879
2,060	Berkshire Hathaway, Inc. (Class B Shares)(a)	6,210,900
36,900	Loews Corp.	2,630,232
49,300	Progressive Corp. (The)	4,294,030

		23,429,041

Media 7.3%
101,027	Comcast Corp. (Class A Shares)(a)	3,288,429
113,000	Comcast Corp. (Class A Special Shares)(a)	3,600,180
213,200	News Corp. (Class B Shares)	3,669,172
44,100	Viacom, Inc. (Class B Shares)	1,539,090

		12,096,871

Oil & Gas 10.2%
53,600	BP PLC (ADR) (United Kingdom)	3,479,712
48,500	ChevronTexaco Corp.	3,010,880
36,400	ConocoPhillips	4,036,396
69,000	Devon Energy Corp.	3,228,510
46,300	Occidental Petroleum Corp.	3,253,501

		17,008,999

Paper & Forest Products 1.2%
53,600	International Paper Co.	2,001,960

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Pharmaceuticals 2.8%
59,500	GlaxoSmithKline PLC (ADR) (United Kingdom)	$2,869,090
65,200	Pfizer, Inc.	1,714,108

		4,583,198

Software 1.8%
120,800	Microsoft Corp.	3,041,744

Thrifts & Mortgage Finance 2.5%
66,200	Golden West Financial Corp.	4,097,118

Tobacco 8.2%
207,500	Altria Group, Inc.	13,622,375

Wireless Telecommunication Services 3.1%
173,800	Nextel Communications, Inc.(a)	5,114,934

	Total long-term investments (cost $131,283,556)	164,615,614

Principal Amount (000)
SHORT-TERM INVESTMENTS 0.6%

Commercial Paper
	Total Capital, 2.60%, 3/1/05
$940	(cost $940,000)	940,000

	Total Investments 99.8% (cost $132,223,556; Note 5)	165,555,614
	Assets in excess of other liabilities 0.2%	367,426

	Net Assets 100%	$165,923,040

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	13

Portfolio of Investments

as of February 28, 2005 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2005 were as follows:

Insurance	14.0%
Oil & Gas	10.2
Commercial Banks	8.7
Tobacco	8.2
Media	7.3
Consumer Finance	6.7
Food & Staples Retailing	5.5
Communications Equipment	4.3
Aerospace & Defense	3.3
Capital Markets	3.2
Industrial Conglomerates	3.1
Wireless Telecommunication Services	3.1
Pharmaceuticals	2.8
Diversified Financial Services	2.5
Thrifts & Mortgage Finance	2.5
Household Products	2.3
Containers & Packaging	2.1
Hotels, Restaurants & Leisure	2.0
Software	1.8
Commercial Services & Supplies	1.3
Beverages	1.2
Diversified Telecommunications Services	1.2
Paper & Forest Products	1.2
Computers & Peripherals	0.7
Commercial Paper	0.6

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2005	ANNUAL REPORT

Strategic Partners Opportunity Funds

Strategic Partners Focused Value Fund

Statement of Assets and Liabilities

as of February 28, 2005

Assets
Investments, at value (cost $132,223,556)	$165,555,614
Cash	1,104,742
Dividends and interest receivable	230,639
Receivable for Fund shares sold	60,798
Prepaid expenses	6,151
Foreign currency, at value (cost $9)	17

Total assets	166,957,961

Liabilities
Payable for Fund shares reacquired	557,308
Accrued expenses and other liabilities	251,970
Management fee payable	115,057
Distribution fee payable	106,726
Deferred trustees fees	3,860

Total liabilities	1,034,921

Net Assets	$165,923,040

Net assets were comprised of:
Shares of beneficial interest, at par	$14,753
Paid in capital, in excess of par	163,904,896

163,919,649
Accumulated net investment loss	(3,860)
Accumulated net realized loss on investments and foreign currency transactions	(31,324,815)
Net unrealized appreciation on investments and foreign currencies	33,332,066

Net assets, February 28, 2005	$165,923,040

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($27,279,717 ÷ 2,381,634 shares of beneficial interest issued and outstanding)	$11.45
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price to public	$12.12

Class B:
Net asset value, offering price and redemption price per share ($77,547,893 ÷ 6,929,935 shares of beneficial interest issued and outstanding)	$11.19

Class C:
Net asset value, offering price and redemption price per share ($54,255,558 ÷ 4,848,486 shares of beneficial interest issued and outstanding)	$11.19

Class Z:
Net asset value, offering price and redemption price per share ($6,839,872 ÷ 592,393 shares of beneficial interest issued and outstanding)	$11.55

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	17

Statement of Operations

Year Ended February 28, 2005

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $8,613)	$3,179,581
Interest	21,473

Total income	3,201,054

Expenses
Management fee	1,544,926
Distribution fee—Class A	71,160
Distribution fee—Class B	792,941
Distribution fee—Class C	565,445
Transfer agent’s fees and expenses	298,000
Custodian’s fees and expenses	101,000
Registration fees	61,000
Reports to shareholders	60,000
Legal fees and expenses	20,000
Audit fee	18,000
Trustees’ fees	12,000
Miscellaneous expenses	5,259

Total expenses	3,549,731

Net investment loss	(348,677)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investments	941,501
Foreign currency transactions	(16,898)

924,603

Net change in unrealized appreciation on:
Investments	4,994,446
Foreign currencies	1

4,994,447

Net gain on investments and foreign currencies	5,919,050

Net Increase In Net Assets Resulting From Operations	$5,570,373

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 28, 2005	February 29, 2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(348,677)	$(655,699)
Net realized gain (loss) on investments and foreign currency transactions	924,603	(6,401,868)
Net change in unrealized appreciation on investments and foreign currencies	4,994,447	77,696,441

Net increase in net assets resulting from operations	5,570,373	70,638,874

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	8,315,136	16,009,055
Cost of shares reacquired	(43,770,211)	(46,398,812)

Net decrease in net assets resulting from Fund share transactions	(35,455,075)	(30,389,757)

Total increase (decrease)	(29,884,702)	40,249,117

Net Assets
Beginning of year	195,807,742	155,558,625

End of year	$165,923,040	$195,807,742

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	19

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Jennison Select Growth Fund (formerly known as Strategic Partners Focused Growth Fund), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund (the “Fund”). These financial statements relate to Strategic Partners Focused Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001.

The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity related securities of small, mid, and large sized U.S. companies that are selected by the Fund’s two investment sub-advisers as having strong capital appreciation potential. Each sub-adviser utilizes a value investment style to select approximately 20-30 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year end, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	21

Notes to Financial Statements

Cont’d

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Davis Selected Advisers L.P. (“Davis Advisers”) and Salomon Brothers Asset Management, Inc. (“Salomon Brothers”). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to ..25% on the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received approximately $23,300 front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	23

Notes to Financial Statements

Cont’d

PIMS has advised the Fund that it has received approximately $265,900 and $5,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2005.

PI and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from March 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 28, 2005 the Fund incurred fees of approximately $191,800 for the services of PMFS. As of February 28, 2005 approximately $29,800 of such fees was due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $87,700 in total networking fees, of which the amount relating to the services of

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Wachovia Securities LLC (“Wachovia”), and First Clearing, LLC (“First Clearing”) affiliates of PI, were approximately $19,800 and $44,400, respectively for the year ended February 28, 2005. As of February 28, 2005, approximately $11,200 of such fees were due to First Clearing. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2005, Wachovia earned $350 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2005 aggregated $42,813,832 and $73,823,799, respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized loss on investments. For the year ended February 28, 2005, the adjustments were to decrease accumulated net investment loss by $344,817, decrease accumulated net realized loss on investments and foreign currency transactions by $16,898 and decrease paid-in capital in excess of par by $361,715, due to a net operating loss and reclassification of net foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.

There were no distributions paid during the years ended February 28, 2005 and February 29, 2004.

As of February 28, 2005, the Fund had no accumulated undistributed earnings on a tax basis.

As of February 28, 2005, the Fund had a capital loss carryforward for tax purposes of approximately $30,327,000, of which $1,294,000 expires in 2010, $12,188,000 expires in 2011, $16,251,000 expires in 2012 and $594,000 expires in 2013. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	25

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 28, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$133,221,500	$35,252,596	$2,918,482	$32,334,114	$8	$32,334,122

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The adjusted net unrealized appreciation on a tax basis includes other tax basis adjustments that are primarily attributable to appreciation of foreign currency.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum initial sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 1% on sales made within 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 28, 2005, Prudential owns 1 share of each Class A, Class B, Class C and Class Z.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2005:
Shares sold	306,052	$3,274,568
Shares reacquired	(1,209,738)	(12,801,680)

Net increase (decrease) in shares outstanding before conversion	(903,686)	(9,527,112)
Shares issued upon conversion from Class B	8,593	92,958

Net increase (decrease) in shares outstanding	(895,093)	$(9,434,154)

Year ended February 29, 2004:
Shares sold	845,287	$8,409,743
Shares reacquired	(1,047,963)	(9,428,566)

Net increase (decrease) in shares outstanding before conversion	(202,676)	(1,018,823)
Shares issued upon conversion from Class B	1,990	16,590

Net increase (decrease) in shares outstanding	(200,686)	$(1,002,233)

Class B
Year ended February 28, 2005:
Shares sold	215,605	$2,258,968
Shares reacquired	(1,435,213)	(15,093,569)

Net increase (decrease) in shares outstanding before conversion	(1,219,608)	(12,834,601)
Shares redeemed upon conversion into Class A	(8,765)	(92,958)

Net increase (decrease) in shares outstanding	(1,228,373)	$(12,927,559)

Year ended February 29, 2004:
Shares sold	354,401	$3,155,471
Shares reacquired	(1,905,263)	(16,639,152)

Net increase (decrease) in shares outstanding before conversion	(1,550,862)	(13,483,681)
Shares redeemed upon conversion into Class A	(2,012)	(16,590)

Net increase (decrease) in shares outstanding	(1,552,874)	$(13,500,271)

Class C
Year ended February 28, 2005:
Shares sold	166,604	$1,761,184
Shares reacquired	(1,240,326)	(13,036,257)

Net increase (decrease) in shares outstanding	(1,073,722)	$(11,275,073)

Year ended February 29, 2004:
Shares sold	353,418	$3,183,089
Shares reacquired	(1,877,626)	(16,407,459)

Net increase (decrease) in shares outstanding	(1,524,208)	$(13,224,370)

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	27

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended February 28, 2005:
Shares sold	95,203	$1,020,416
Shares reacquired	(262,825)	(2,838,705)

Net increase (decrease) in shares outstanding	(167,622)	$(1,818,289)

Year ended February 29, 2004:
Shares sold	135,629	$1,260,752
Shares reacquired	(448,926)	(3,923,635)

Net increase (decrease) in shares outstanding	(313,297)	$(2,662,883)

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Financial Highlights

FEBRUARY 28, 2005	ANNUAL REPORT

Strategic Partners Opportunity Fund

Financial Highlights

Class A
Year Ended
February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.94

Income (loss) from investment operations
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investment transactions	0.46

Total from investment operations	0.51

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$11.45

Total Return(b):	4.66%
Ratios/Supplemental Data:
Net assets, end of period (000)	$27,279
Average net assets (000)	$28,464
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.49%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income (loss)	0.38%
For Class A, B, C and Z shares:
Portfolio turnover	25%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended		March 30, 2001(a) Through February 28, 2002
February 29, 2004(d)	February 28, 2003

$7.21	$9.40	$10.00

0.02	(0.01)	0.05
3.71	(2.18)	(0.59)

3.73	(2.19)	(0.54)

—	—	(0.06)

$10.94	$7.21	$9.40

51.73%	(23.30)%	(5.44)%

$35,845	$25,081	$39,418
$28,203	$30,990	$44,868

1.54%	1.52%	1.49	%(c)
1.29%	1.27%	1.24	%(c)
0.20%	(0.16)%	0.51	%(c)

16%	51%	65%

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	31

Financial Highlights

Cont’d

Class B
Year Ended
February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.77

Income (loss) from investment operations
Net investment loss	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.46

Total from investment operations	0.42

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$11.19

Total Return(b):	3.90%
Ratios/Supplemental Data:
Net assets, end of period (000)	$77,548
Average net assets (000)	$79,294
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income (loss)	(0.37)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	Annualized.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended		March 30, 2001(a) Through February 28, 2002
February 29, 2004(e)	February 28, 2003

$7.15	$9.39	$10.00

(0.05)	(0.09)	(0.02)
3.67	(2.15)	(0.59)

3.62	(2.24)	(0.61)

—	—	—	(c)

$10.77	$7.15	$9.39

50.63%	(23.86)%	(6.09)%

$87,840	$69,456	$114,443
$78,072	$90,871	$115,557

2.29%	2.27%	2.24	%(d)
1.29%	1.27%	1.24	%(d)
(0.55)%	(0.93)%	(0.23	)%(d)

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	33

Financial Highlights

Cont’d

Class C
Year Ended
February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.77

Income (loss) from investment operations
Net investment loss	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.46

Total from investment operations	0.42

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$11.19

Total Return(b):	3.90%
Ratios/Supplemental Data:
Net assets, end of period (000)	$54,256
Average net assets (000)	$56,544
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income (loss)	(0.37)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	Annualized.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended		March 30, 2001(a) Through February 28, 2002
February 29, 2004(e)	February 28, 2003

$7.15	$9.39	$10.00

(0.05)	(0.09)	(0.02)
3.67	(2.15)	(0.59)

3.62	(2.24)	(0.61)

—	—	—	(c)

$10.77	$7.15	$9.39

50.63%	(23.86)%	(6.09)%

$63,764	$53,257	$82,673
$58,147	$70,419	$84,579

2.29%	2.27%	2.24	%(d)
1.29%	1.27%	1.24	%(d)
(0.55)%	(0.94)%	(0.23	)%(d)

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended
February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.00

Income (loss) from investment operations
Net investment income	0.08
Net realized and unrealized gain (loss) on investment transactions	0.47

Total from investment operations	0.55

Less Distributions
Dividends from net investment income	—

Net asset value, end of period	$11.55

Total Return(b):	5.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,840
Average net assets (000)	$7,356
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	0.63%

(a)	Commencement of investment operations.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended		March 30, 2001(a) Through February 28, 2002
February 29, 2004(d)	February 28, 2003

$7.23	$9.41	$10.00

0.04	0.01	0.07
3.73	(2.19)	(0.58)

3.77	(2.18)	(0.51)

—	—	(0.08)

$11.00	$7.23	$9.41

52.14%	(23.17)%	(5.16)%

$8,359	$7,765	$17,106
$7,759	$11,896	$19,590

1.29%	1.27%	1.24	%(c)
1.29%	1.27%	1.24	%(c)
0.46%	0.07%	0.76	%(c)

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Focused Value Fund (the “Fund”) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through February 28, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners Focused Value Fund of the Strategic Partners Opportunity Funds as of February 28, 2005, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2005

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Management of the Company

(Unaudited)

Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be “interested persons” of the Company, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Company are referred to as “Interested Trustees.” “Fund Complex”† consists of the Company and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (71), Trustee since 2000(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Other Directorships held(4).

Douglas H. McCorkindale (65), Trustee since 2000(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Other Directorships held(4).

Richard A. Redeker (61), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	39

Stephen G. Stoneburn (61), Trustee since 2000(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 2000(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Trustee since 2000(3) Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

40	Visit our website at www.strategicpartners.com

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Other Directorships held: Assistant Secretary (since June 2004) of the Asia Pacific Fund, Inc.

Deborah A. Docs (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years) Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	41

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Company’s Trustees is included in the Company’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

42	Visit our website at www.strategicpartners.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	–1.09%	2.19%
Class B	–1.10	2.44
Class C	2.90	2.91
Class Z	5.00	3.95

Average Annual Total Returns (Without Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	4.66%	3.67%
Class B	3.90	2.91
Class C	3.90	2.91
Class Z	5.00	3.95

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc. Inception date: 3/30/01.

The graph compares a $10,000 investment in the Strategic Partners Focused Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 28, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2005, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Focused Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS* as of 2/28/05	Davis Selected Advisers LP	2949 Elvira Road, Suite 101 Tucson, AZ 85706

	Salomon Brothers Asset Management Inc.	750 Washington Boulevard 11th Floor Stamford, CT 06901

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022
*	Investment Advisers are subject to change by the Manager as disclosed in the Fund’s prospectus.

Strategic Partners Focused Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

Each fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Focused Value Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Strategic Partners Focused Value Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Focused Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MFSP502E    IFS-A103189    Ed. 04/2005

ANNUAL REPORT

FEBRUARY 28, 2005

STRATEGIC PARTNERS

MID-CAP VALUE FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

April 15, 2005

We hope that you find the annual report for the Strategic Partners Mid-Cap Value Fund informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Mid-Cap Value Fund

Strategic Partners Mid-Cap Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Mid-Cap Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Please note that subject to shareholder approval, it is expected that the Fund will be acquired by Strategic Partners Relative Value Fund on or about the fourth quarter of 2005.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 2/28/05
	One Year	Since Inception[2]
Class A	6.73%	29.25%
Class B	5.98	26.65
Class C	5.98	26.65
Class Z	7.04	30.05
Russell Midcap Value Index[3]	18.89	44.89
Russell Midcap Index[4]	14.98	40.38
Lipper Multi-Cap Value Funds Avg.[5]	10.62	24.10

Average Annual Total Returns[1] as of 3/31/05
	One Year	Since Inception[2]
Class A	0.78%	7.28%
Class B	0.82	7.68
Class C	4.82	8.59
Class Z	6.86	9.68
Russell Midcap Value Index[3]	18.34	13.86
Russell Midcap Index[4]	14.05	12.40
Lipper Multi-Cap Value Funds Avg.[5]	9.96	7.35

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject

2	Visit our website at www.strategicpartners.com

to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 5/31/02.

3The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with relatively low price-to-book ratios and forecasted growth values.

4The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

5The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the Russell Midcap Value Index and the Russell Midcap Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell Midcap Value Index, Russell Midcap Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/05
Sovreign Bancorp, Inc., Thrifts & Mortgage Finance	3.9%
Time Warner, Inc., Media	3.4
Masco Corp., Building Products	3.2
Raytheon Co., Aerospace & Defense	3.2
Liberty Media Corp. (Class A shares), Media	3.1

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/05
Media	12.5%
Specialty Retail	10.4
Thrifts & Mortgage Finance	7.0
Commercial Services & Supplies	6.1
IT Services	5.6

Industry weightings are subject to change.

Strategic Partners Mid-Cap Value Fund	3

Investment Advisers’ Report

Prudential Investments Management, Inc.

The Strategic Partners Mid-Cap Value Fund’s Class A shares returned 6.73% over the 12 months ended February 28, 2005, trailing the 14.98% return of the Russell MidCap Index and the 18.89% return of the Russell Midcap Value Index, as well as the Lipper Multi-Cap Value Funds Average, which was 10.62%. The Fund’s underperformance of the Russell Midcap Value Index, its style-appropriate benchmark, was due to both segments.

Harris Associates L.P.

The Harris segment of the Fund lagged the Russell Midcap Value Index primarily because it had less exposure to the strong-performing energy, commodities, and related market sectors. We believe opportunity lies in higher-quality stocks, given the narrow price premium they now command.

At period-end, the segment held 21 securities from a variety of industries. We initiated positions in AmerisourceBergen, AutoNation, Liberty Media International, and Raytheon. We eliminated positions in Apogent Technologies, Guidant, Interpublic Group of Companies, Kroger, and Waters.

Yum! Brands, Liberty Media International (see Comments on Largest Holdings—Harris Associates), and Waters Corporation had the largest positive impact on performance during the year. Yum! Brands is one of the world’s largest fast-food franchisers. Its brands include KFC, Pizza Hut, and Taco Bell. There is a growing appreciation for the strength of its international business as well as its primary domestic business. Historically, its stock has traded at a significant discount to McDonald’s stock, which we believe is no longer warranted. Liberty Media, known primarily for its cable channel investments, is enjoying solid growth. It announced several transactions that further highlight the attractiveness of its portfolio of businesses. Waters, which makes instruments used in chemical research, experienced strong demand for its laboratory products and benefited from increased spending by pharmaceutical companies. The stock reached our valuation target and we sold it during the year.

Mercury Advisors

The Mercury Advisors segment of the Fund underperformed the Russell MidCap Value Index because of stock selection within sectors and the sector allocations themselves. Holdings in the healthcare, financials, materials, industrials, and information technology sectors detracted from performance versus the benchmark. Relative performance was also hurt by an overweight in the technology sector and underweight in the utilities sector. On the positive side, the segment benefited from overweights in the strong-performing industrials and energy sectors, and an underweight in the weaker financials sector.

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We significantly reduced the segment’s exposure to the consumer discretionary sector during the first half of the reporting period. We believed that rapid growth in consumer spending had largely run its course and was likely to moderate with the slowdown in mortgage refinancing activity and higher energy prices. We eliminated positions in several retail stocks, including American Eagle Outfitters, Abercrombie & Fitch, Toys ‘R’ Us, and J.C. Penney. We also sold some holdings in healthcare after they had reached our price targets.

Later in the period we reduced the segment’s cash position, as we correctly anticipated the market rebound following the U.S. presidential election in November 2004. Our investment philosophy is to purchase stocks of companies trading near the low end of their historical valuation ranges because of temporary interruptions of above-average long-term growth trends. Consequently, we recently began to accumulate the stocks of companies that we believe can improve their market advantage and have favorable long-term prospects. We increased exposure to the financial services and healthcare sectors and trimmed positions in information technology after its strong performance in the final months of 2004.

Positions that detracted most from the segment’s performance included King Pharmaceuticals in the healthcare sector and two software companies, Vignette Corporation and BEA Systems. The segment’s relative return benefited from the strong performances of Diamond Offshore Drilling and Noble in the energy sector (see Comments on Largest Holdings—Mercury Advisors for both), and CNF, a transportation company.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Mid-Cap Value Fund	5

Investment Adviser’s Comments

on Five Largest Holdings

Harris Associates L.P. As of 2/28/05

Time Warner, Inc./Media

Time Warner is a media and entertainment company with businesses in filmed entertainment, Internet services, television networks, cable systems, music, and publishing. Its brands include America Online, Time Warner Cable, Home Box Office, Turner Broadcasting System, and Warner Bros. Entertainment. Recently Time Warner resolved the investigation into AOL’s accounting issues. Its stock has risen on the restructuring progress by new management. We believe strong free cash flows and experienced management will drive improved operating results.

Liberty Media International, Inc./Media

Liberty Media International is the largest international cable television company with investments in Europe and Japan. It was spun off from Liberty Media in June, and we added to the shares we received in the spin-off. Cable TV pioneer John Malone is expected to devote a significant amount of his energy to this company. Liberty is enjoying solid growth, and the company announced several transactions that highlight the attractiveness of its holdings.

Washington Mutual, Inc./Thrifts & Mortgage Finance

Washington Mutual is the largest thrift in the United States and offers consumer and commercial banking services as well as securities brokerage. In addition to being one of the largest residential mortgage originators and servicers in the United States, it has a retail banking business that we believe possesses significant value and has been growing steadily. Washington Mutual has been working to turn around the mortgage business, which should help improve margins.

Pepsi Bottling Group, Inc./Beverages

The Pepsi Bottling Group manufactures, sells, and distributes carbonated and non-carbonated Pepsi-Cola beverages, distributing its products in the United States, Canada, Spain, Greece, and Russia. Pepsi Bottling sells other brand-name products such as Mountain Dew, Lipton Ice Tea, Slice, and Aquafina. We believe this well-managed company has strong cash flow and is trading at a significant discount to its value. Weak short-term demand, weak Mexican operations, and a low point in the new product introduction cycle affected its stock price.

Gap Inc./Specialty Retail

Gap, an international specialty retailer, sells casual apparel, personal care, and other accessories. The company sells its products under a number of brand names including GapBody, GapKids, babyGap, Banana Republic, and Old Navy. Gap is a leading retail franchise with strong management and improving margins. Gap’s overall business fundamentals continue to improve, although their lower-end retail offerings have not done as well as expected.

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Investment Adviser’s Comments

on Five Largest Holdings

Mercury Advisors As of 2/28/05

Convergys Corp./IT Services

Convergys provides outsourced, integrated customer care and billing services worldwide, and serves clients in a wide range of industries. Its management anticipates that the company’s expanding business in India and the Philippines will improve its operating margins.

Noble Energy, Inc./Oil & Gas

Noble provides diversified services for the oil and gas industry, including contract drilling services with its worldwide fleet of offshore drilling units. It also provides labor contract drilling, well site and project management, and engineering services. It has experienced a sharp increase in demand for rigs used to drill in water less than 5,000 feet deep. It also should benefit from higher day rates (the fees it receives for drilling and oil services).

WebMD Corp./Healthcare Providers & Services

WebMD is a provider of connectivity and services to the healthcare industry that are designed to improve administrative efficiencies and clinical effectiveness. It facilitates information exchange, communication, and transactions among consumers, physicians, and healthcare institutions. WebMD has achieved strong growth in its business services segment, and anticipates that earnings for 2005 will exceed its initial estimates.

Diamond Offshore Drilling, Inc./Energy Equipment & Services

Diamond Offshore is a contract driller of offshore oil and gas wells. It is a worldwide deep water driller with a fleet of semisubmersible, jack-up, and drill ship rigs. We believe that it will benefit from higher day rates and increasing demand for its ultra-deep water drilling business.

BJ Services Co./Energy Equipment & Services

BJ Services provides pressure pumping and other oil field services for the petroleum industry. Its pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection. We anticipate that its U.S. business will continue to grow as its international operations continue to provide earnings stability.

Strategic Partners Mid-Cap Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2004, at the beginning of the period, and held through the six-month period ended February 28, 2005.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

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you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Mid-Cap Value Fund		Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,121	1.40%	$7.36
	Hypothetical	$1,000	$1,018	1.40%	$7.00

Class B	Actual	$1,000	$1,117	2.15%	$11.29
	Hypothetical	$1,000	$1,014	2.15%	$10.74

Class C	Actual	$1,000	$1,117	2.15%	$11.29
	Hypothetical	$1,000	$1,014	2.15%	$10.74

Class Z	Actual	$1,000	$1,122	1.15%	$6.05
	Hypothetical	$1,000	$1,019	1.15%	$5.76

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2005, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2005 (to reflect the six-month period).

Strategic Partners Mid-Cap Value Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of February 28, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.0%
COMMON STOCKS

Aerospace & Defense 3.2%
116,200	Raytheon Co.	$4,443,488

Auto Components 0.5%
26,500	American Axle & Manufacturing Holdings, Inc.	700,130

Beverages 2.9%
150,500	Pepsi Bottling Group, Inc.	4,096,610

Biotechnology 1.4%
11,800	Cephalon, Inc.(a)	579,026
54,300	Human Genome Sciences, Inc.(a)	605,988
32,100	Medimmune, Inc.(a)	772,968

		1,957,982

Building Products 3.2%
131,800	Masco Corp.	4,444,296

Capital Markets 1.6%
105,400	E*Trade Financial Corp.(a)	1,398,658
55,500	Janus Capital Group, Inc.	778,665

		2,177,323

Chemicals 0.5%
15,800	Valspar Corp	729,170

Commercial Banks 2.8%
26,600	Banknorth Group, Inc.	959,994
49,400	Colonial BancGroup, Inc. (The)	1,006,278
21,600	Compass Bancshares, Inc.	980,856
29,700	First Midwest Bancorp, Inc.	1,013,661

		3,960,789

Commercial Services & Supplies 6.1%
172,500	Cendant Corp.	3,815,700
17,900	Cintas Corp.	783,662
21,600	Corrections Corp. of America(a)	813,024
6,225	PHH Corp.(a)	130,725
103,000	Waste Management, Inc.	3,011,720

		8,554,831

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	11

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)

Communications Equipment 0.6%
115,600	Tellabs, Inc.(a)	$819,604

Construction & Engineering 1.2%
26,000	Fluor Corp.	1,631,500

Construction Materials 0.6%
15,100	Martin Marietta Materials, Inc.	870,968

Containers & Packaging 0.6%
53,900	Smurfit-Stone Container Corp.(a)	896,357

Electric Utilities 0.7%
23,800	Cinergy Corp.	962,710

Electronic Equipment & Instruments 2.6%
33,000	Anixter International, Inc.	1,238,820
44,400	Ingram Micro Inc. (Class A Shares)(a)	795,648
38,100	Tech Data Corp.(a)	1,561,719

		3,596,187

Energy Equipment & Services 2.6%
33,600	BJ Services Co.	1,678,656
40,000	Diamond Offshore Drilling, Inc.	1,980,000

		3,658,656

Food & Staples Retailing 2.6%
78,000	Costco Wholesale Corp.	3,634,020

Food Products 3.9%
119,000	Aramark Corp. (Class B Shares)	3,335,570
34,700	ConAgra Foods, Inc.	948,004
32,400	Smithfield Foods, Inc.(a)	1,103,220

		5,386,794

Health Care Equipment & Supplies 0.6%
12,400	C.R. Bard, Inc.	824,600

Health Care Providers & Services 4.0%
57,000	AmerisourceBergen Corp.	3,414,300
293,900	WebMD Corp.(a)	2,216,006

		5,630,306

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Hotels, Restaurants & Leisure 5.4%
56,000	Carnival Corp.	$3,045,280
7,500	Harrah’s Entertainment, Inc.	491,925
81,000	Yum! Brands, Inc.	3,951,180

		7,488,385

Industrial Conglomerates 0.5%
13,400	Teleflex, Inc.	674,824

Insurance 1.7%
61,400	Conseco, Inc.(a)	1,161,688
29,900	Protective Life Corp.	1,194,804

		2,356,492

Internet Software & Services 0.4%
424,300	Vignette Corp.(a)	504,917

IT Services 5.6%
31,400	Acxiom Corp.	706,500
151,600	Convergys Corp.(a)	2,272,484
52,600	Sabre Holdings Corp.	1,108,808
140,900	SunGard Data Systems, Inc.(a)	3,678,899

		7,766,691

Leisure Equipment & Products 0.9%
57,400	Mattel, Inc.	1,200,808

Machinery 1.4%
15,000	Eaton Corp.	1,046,250
10,000	ITT Industries, Inc.	879,500

		1,925,750

Media 12.5%
124,000	Cablevision Systems New York Group (Class A Shares)(a)	3,851,440
32,200	Harte-Hanks, Inc.	862,960
10,200	Knight-Ridder, Inc.	668,100
98,800	Liberty Media Corp. (Class A Shares)(a)	4,271,124
230,000	Liberty Media International, Inc.(a)	2,332,200
49,600	Reader’s Digest Association, Inc. (The)	858,080
279,000	Time Warner, Inc.(a)	4,807,170

		17,651,074

Metals & Mining 0.7%
21,300	Reliance Steel & Aluminum Co.	973,410

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	13

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)

Oil & Gas 3.0%
33,000	Noble Energy, Inc.	$2,232,120
10,100	Sunoco, Inc.	1,000,910
17,700	Unocal Corp.	957,570

		4,190,600

Pharmaceuticals 2.8%
125,800	King Pharmaceuticals, Inc.(a)	1,201,390
44,500	Medicis Pharmaceutical Corp. (Class A Shares)	1,537,030
34,800	Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)(a)	1,171,020

		3,909,440

Real Estate Investment Trust 0.6%
26,700	Equity Office Properties Trust	805,539

Road & Rail 0.8%
27,300	CSX Corp.	1,127,763

Software 1.1%
64,800	Ascential Software Corp.(a)	1,005,048
81,700	Parametric Technology Corp.(a)	469,775

		1,474,823

Specialty Retail 10.4%
187,000	AutoNation, Inc.(a)	3,652,110
54,000	Foot Locker, Inc.	1,474,200
191,800	GAP, Inc. (The)	4,091,094
40,800	Linens ‘n Things, Inc.(a)	1,097,112
95,000	Tiffany & Co.	2,864,250
59,700	TJX Companies, Inc.	1,457,874

		14,636,640

Thrifts & Mortgage Finance 7.0%
239,600	Sovreign Bancorp, Inc.	5,496,424
100,500	Washington Mutual, Inc.	4,216,980

		9,713,404

	Total Investments 97.0% (cost $110,394,294; Note 5)	135,376,881
	Assets in excess of other liabilities 3.0%	4,251,130

	Net Assets 100.0%	$139,628,011

The following abbreviations are used in portfolio descriptions:

ADR—American Depository Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2005 were as follows:

Media	12.5%
Specialty Retail	10.4
Thrifts & Mortgage Finance	7.0
Commercial Services & Supplies	6.1
IT Services	5.6
Hotels, Restaurants & Leisure	5.4
Health Care Providers & Services	4.0
Food Products	3.9
Aerospace & Defense	3.2
Building Products	3.2
Oil & Gas	3.0
Beverages	2.9
Commercial Banks	2.8
Pharmaceuticals	2.8
Electronic Equipment & Instruments	2.6
Energy Equipment & Services	2.6
Food & Staples Retailing	2.6
Insurance	1.7
Capital Markets	1.6
Biotechnology	1.4
Machinery	1.4
Construction & Engineering	1.2
Software	1.1
Leisure Equipment & Products	0.9
Road & Rail	0.8
Electric Utilities	0.7
Metals & Mining	0.7
Communications Equipment	0.6
Construction Materials	0.6
Containers & Packaging	0.6
Health Care Equipment & Supplies	0.6
Real Estate Investment Trust	0.6
Auto Components	0.5
Chemicals	0.5
Industrial Conglomerates	0.5
Internet Software & Services	0.4

97.0
Assets in excess of other liabilities	3.0

100.0%

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	15

Statement of Assets and Liabilities

as of February 28, 2005

Assets
Investments, at value (cost $110,394,294)	$135,376,881
Cash	4,949,160
Receivable for investments sold	874,288
Receivable for Fund shares sold	99,471
Dividends and interest receivable	81,787
Prepaid expenses	4,008

Total assets	141,385,595

Liabilities
Payable for investments purchased	868,642
Payable for Fund shares reacquired	561,707
Accrued expenses and other liabilities	146,566
Management fee payable	97,127
Distribution fee payable	81,238
Deferred trustees fees	2,304

Total liabilities	1,757,584

Net Assets	$139,628,011

Net assets were comprised of:
Shares of beneficial interest, at par	$10,993
Paid in capital, in excess of par	109,811,111

109,822,104
Accumulated net investment loss	(2,304)
Accumulated net realized gain on investments	4,825,624
Net unrealized appreciation on investments	24,982,587

Net assets, February 28, 2005	$139,628,011

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($21,975,495 ÷ 1,705,533 shares of beneficial interest issued and outstanding)	$12.88
Maximum sales charge (5.5% of offering price)	0.75

Maximum offering price to public	$13.63

Class B:
Net asset value, offering price and redemption price per share ($57,952,227 ÷ 4,592,867 shares of beneficial interest issued and outstanding)	$12.62

Class C:
Net asset value, offering price and redemption price per share ($41,812,837 ÷ 3,314,191 shares of beneficial interest issued and outstanding)	$12.62

Class Z:
Net asset value, offering price and redemption price per share ($17,887,452 ÷ 1,380,220 shares of beneficial interest issued and outstanding)	$12.96

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	17

Statement of Operations

Year Ended February 28, 2005

Net Investment Loss
Income
Dividends	$1,276,806
Interest	9,951

Total income	1,286,757

Expenses
Management fee	1,291,713
Distribution fee—Class A	55,177
Distribution fee—Class B	590,262
Distribution fee—Class C	432,771
Transfer agent’s fees and expenses	179,000
Custodian’s fees and expenses	91,000
Reports to shareholders	50,000
Registration fees	32,000
Audit fee	18,000
Legal fees and expenses	18,000
Trustees’ fees	11,000
Miscellaneous expenses	6,266

Total expenses	2,775,189

Net investment loss	(1,488,432)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	14,142,695
Net change in unrealized appreciation on investments	(4,544,386)

Net gain on investments	9,598,309

Net Increase In Net Assets Resulting From Operations	$8,109,877

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,488,432)	$(1,629,011)
Net realized gain on investments	14,142,695	10,989,625
Net change in unrealized appreciation on investments	(4,544,386)	51,264,807

Net increase in net assets resulting from operations	8,109,877	60,625,421

Dividends and distributions to shareholders:
Distributions from net realized gains:
Class A	(77,197)	—
Class B	(209,028)	—
Class C	(152,268)	—
Class Z	(64,702)	—

Total distributions from net realized gains:	(503,195)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	10,595,148	17,358,928
Net asset value of shares to shareholders issued in reinvestment of dividends and distributions:	448,713	—
Cost of shares reacquired	(35,087,541)	(44,359,089)

Net decrease in net assets resulting from Fund share transactions	(24,043,680)	(27,000,161)

Total increase (decrease)	(16,436,998)	33,625,260

Net Assets
Beginning of year	156,065,009	122,439,749

End of year	$139,628,011	$156,065,009

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	19

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The Company currently consists of four funds: Jennison Select Growth Fund (formally known as Strategic Partners Focused Growth Fund), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund (the “Fund”) and Strategic Partners Focused Value Fund. These financial statements relate to Strategic Partners Mid-Cap Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on May 31, 2002. The investment objective of the Fund is long-term growth of capital through investments primarily in equity related securities of mid-sized companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net assets values. As of February 28, 2005 there were no securities whose value required adjustment in accordance with such procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security

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transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Company’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at a fund level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into sub-advisory agreements with Mercury Advisors (“Mercury”) and Harris Associates L.P., (“Harris”). The sub-advisory agreements provide that each sub-adviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	21

Notes to Financial Statements

Cont’d

compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 28, 2005, PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $42,800 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2005. From these fees, PIMS paid such sales charges to affiliated brokerdealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $248,900 and $4,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2005.

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PI and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from March 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 28, 2005, the Fund incurred fees of approximately $132,300 for the services of PMFS. As of February 28, 2005, approximately $10,500 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing Corporation (“First Clearing”) affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $59,100 in total networking fees, of which the amount relating to the services of Wachovia and First Clearing was approximately $15,800 and $33,200, respectively for the year ended February 28, 2005. As of February 28, 2005, approximately $0 and $4,200, respectively of such fees were due to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2005, Wachovia earned $100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	23

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2005 aggregated $64,104,047 and $88,311,388, respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized loss on investments. For the year ended February 28, 2005, the adjustments were to decrease accumulated net investment loss by $1,486,128, decrease net realized gain by $361,758 and decrease paid-in capital in excess of par by $1,124,370, due to reclass of net operating loss into short-term capital gains and paid-in-capital. Net investment income, net realized losses and net assets were not affected by this change.

For the fiscal year ended February 28, 2005, the tax character of dividends paid, as reflected in the statement of changes of net assets of $503,195 was long-term capital gain. There were no dividends paid for the fiscal year ended February 29, 2004.

As of February 28, 2005, the Fund had accumulated undistributed long-term gains on a tax basis of $5,200,603.

In addition, the fund utilized all of its prior year capital loss carryforward of approximately $7,973,000 to offset net taxable gains realized in the fiscal year ended February 28, 2005.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 28, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$110,769,273	$27,094,778	$2,487,170	$24,607,608

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

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Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of up to 5.50%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held and automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C Shares have a CDSC of 1% if redeemed during the first 12 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 28, 2005, Prudential owns 1 share of each Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2005:
Shares sold	244,616	$2,963,048
Shares issued in reinvestment of dividends and distributions	5,641	71,420
Shares reacquired	(560,810)	(6,763,996)

Net decrease in shares outstanding before conversion	(310,553)	(3,729,528)
Shares issued upon conversion from Class B	12,066	146,959

Net decrease in shares outstanding	(298,487)	$(3,582,569)

Year ended February 29, 2004:
Shares sold	400,388	$4,183,973
Shares reacquired	(1,171,351)	(11,661,462)

Net decrease in shares outstanding before conversion	(770,963)	(7,477,489)
Shares issued upon conversion from Class B	5,258	56,079

Net decrease in shares outstanding	(765,705)	$(7,421,410)

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	25

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended February 28, 2005:
Shares sold	300,938	$3,600,710
Shares issued in reinvestment of dividends and distributions	14,525	180,552
Shares reacquired	(1,012,580)	(12,049,222)

Net decrease in shares outstanding before conversion	(697,117)	(8,267,960)
Shares reacquired upon conversion into Class A	(12,271)	(146,959)

Net decrease in shares outstanding	(709,388)	$(8,414,919)

Year ended February 29, 2004:
Shares sold	516,828	$5,319,061
Shares reacquired	(1,102,477)	(10,833,317)

Net decrease in shares outstanding before conversion	(585,649)	(5,514,256)
Shares reacquired upon conversion into Class A	(5,317)	(56,079)

Net decrease in shares outstanding	(590,966)	$(5,570,335)

Class C
Year ended February 28, 2005:
Shares sold	208,949	$2,512,603
Shares issued in reinvestment of dividends and distributions	10,871	135,022
Shares reacquired	(874,233)	(10,395,377)

Net decrease in shares outstanding	(654,413)	$(7,747,752)

Year ended February 29, 2004:
Shares sold	399,452	$4,038,675
Shares reacquired	(1,257,663)	(12,632,644)

Net decrease in shares outstanding	(858,211)	$(8,593,969)

Class Z
Year ended February 28, 2005:
Shares sold	124,858	$1,518,787
Shares issued in reinvestment of dividends and distributions	4,848	61,719
Shares reacquired	(482,162)	(5,878,946)

Net decrease in shares outstanding	(352,456)	$(4,298,440)

Year ended February 29, 2004:
Shares sold	368,467	$3,817,219
Shares reacquired	(963,996)	(9,231,666)

Net decrease in shares outstanding	(595,529)	$(5,414,447)

Note 7. Subsequent Event

On March 2, 2005, the Board of Trustees of the Fund approved an agreement and plan of organization, which provides for the transfer of all the assets of the Fund for like shares of the Strategic Partners Relative Value Fund, Inc.

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Financial Highlights

	Class A
	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.11	$7.77	$10.00

Income (loss) from investment operations
Net investment loss	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.88	4.42	(2.18)

Total from investment operations	0.81	4.34	(2.23)

Less Distributions
Distributions from net realized gains on investments	(0.04)	—	—

Net asset value, end of period	$12.88	$12.11	$7.77

Total Return(b):	6.73%	55.86%	(22.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$21,976	$24,265	$21,524
Average net assets (000)	$22,071	$23,072	$27,029
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.43%	1.52%	1.66	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41	%(c)
Net investment loss	(0.53)%	(0.67)%	(0.63	)%(c)
For Class A, B, C and Z shares:
Portfolio turnover	46%	46%	62	%(d)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Not annualized for periods of less than one full year.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	27

Financial Highlights

Cont’d

	Class B
	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.95	$7.72	$10.00

Income (loss) from investment operations
Net investment loss	(0.17)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	0.88	4.38	(2.19)

Total from investment operations	0.71	4.23	(2.28)

Less Distributions
Distributions from net realized gains on investments	(0.04)	—	—

Net asset value, end of period	$12.62	$11.95	$7.72

Total Return(b):	5.98%	54.79%	(22.80)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$57,952	$63,343	$45,523
Average net assets (000)	$59,026	$55,320	$52,075
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%	2.27%	2.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41	%(c)
Net investment loss	(1.28)%	(1.41)%	(1.37	)%(c)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Financial Highlights

Cont’d

	Class C
	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.95	$7.72	$10.00

Income (loss) from investment operations
Net investment loss	(0.17)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	0.88	4.38	(2.19)

Total from investment operations	0.71	4.23	(2.28)

Less Distributions
Distributions from net realized gains on investments	(0.04)	—	—

Net asset value, end of period	$12.62	$11.95	$7.72

Total Return(b):	5.98%	54.79%	(22.80)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$41,813	$47,408	$37,284
Average net assets (000)	$43,277	$43,796	$43,641
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%	2.27%	2.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41	%(c)
Net investment loss	(1.29)%	(1.41)%	(1.38	)%(c)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	29

Financial Highlights

Cont’d

	Class Z
	Year Ended February 28, 2005	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.15	$7.78	$10.00

Income (loss) from investment operations
Net investment loss	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.89	4.42	(2.19)

Total from investment operations	0.85	4.37	(2.22)

Less Distributions
Distributions from net realized gains on investments	(0.04)	—	—

Net asset value, end of period	$12.96	$12.15	$7.78

Total Return(b):	7.04%	56.17%	(22.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$17,887	$21,050	$18,109
Average net assets (000)	$19,150	$18,955	$23,663
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.18%	1.27%	1.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.27%	1.41	%(c)
Net investment loss	(0.29)%	(0.41)%	(0.38	)%(c)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Mid-Cap Value Fund (the “Fund”) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to March 1, 2003 were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners Mid-Cap Value Fund as of February 28, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2005

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during the fiscal year ended February 28, 2005. The Fund paid distributions for Class A, B, C and Z shares of $0.04 per share long-term capital gains which are taxable as such.

In January 2006, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2005.

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Management of the Company

(Unaudited)

Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be “interested persons” of the Company, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Company are referred to as “Interested Trustees.” “Fund Complex”† consists of the Company and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (71), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	33

Stephen G. Stoneburn (61), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President and Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President(3) and Trustee since 2000(3) Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Deborah A. Docs (47), Secretary since 2004(3)

Vice President and Corporate Counsel (since January 2001) of Prudential, Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

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William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc., Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	35

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Company’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	0.86%	7.54%
Class B	0.98	8.02
Class C	4.98	8.96
Class Z	7.04	10.02

Average Annual Total Returns (Without Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	6.73%	9.77%
Class B	5.98	8.96
Class C	5.98	8.96
Class Z	7.04	10.02

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% for Class A shares.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc. Inception date: 5/31/02.

The graph compares a $10,000 investment in the Strategic Partners Mid-Cap Value Fund (Class A shares) with a similar investment in the Russell Midcap Value Index and the Russell Midcap Index by portraying the initial account values at the commencement of operations of Class A shares (May 31, 2002) and the account values at the end of the current fiscal year (February 28, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with relatively low price-to-book ratios and forecasted growth values. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2005, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mid-Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS* (as of 2/28/05)	Harris Associates L.P.	Two North LaSalle Street Chicago, IL 60602

	Fund Asset Management, L.P. doing business as Mercury Advisors	800 Scudders Mill Road Plainsboro, NJ 08536

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Mid-Cap Value Fund
Share Class	A	B	C	Z
NASDAQ	PPCAX	PPCBX	PPCCX	PPCZX
CUSIP	86276R841	86276R833	86276R825	86276R817

*	Investment Advisers are subject to change by the Manager as disclosed in the Fund’s prospectus.

Each fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Mid-Cap Value Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Strategic Partners Mid-Cap Value Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of the fiscal quarter.

The Boards of Trustees of Opportunity Funds and Strategic Partners Mutual Funds, Inc. (Strategic Partners Funds) recently approved proposals whereby the assets and liabilities of Strategic Partners Mid-Cap Value Fund, which is a series of Opportunity Funds, would be exchanged for shares of Strategic Partners Relative Value Fund, which is a series of Strategic Partners Funds. Under the proposal, shares of each class of Strategic Partners Mid-Cap Value Fund would be exchanged at net asset value for identical share classes of equivalent value of Strategic Partners Relative Value Fund. The transfer is subject to approval by the shareholders of Strategic Partners Mid-Cap Value Fund. A shareholder meeting is scheduled to be held in September 2005. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the shareholders of Strategic Partners Mid-Cap Value Fund in June 2005.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Mid-Cap Value Fund
Share Class	A	B	C	Z
NASDAQ	PPCAX	PPCBX	PPCCX	PPCZX
CUSIP	86276R841	86276R833	86276R825	86276R817

MFSP505E    IFS-A103198    Ed. 04/2005

Jennison Select Growth Fund

Formerly known as Strategic Partners Focused Growth Fund

FEBRUARY 28, 2005	ANNUAL REPORT

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

April 15, 2005

We hope that you find the annual report for the Jennison Select Growth Fund informative and useful. As a JennisonDryden Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Select Growth Fund

Jennison Select Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Select Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.Jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 2/28/05
	One Year	Since Inception[2]
Class A	3.67%	–39.12%
Class B	2.92	–41.18
Class C	3.09	–41.18
Class Z	3.97	–38.33
Russell 1000 Growth Index[3]	1.13	–38.09
S&P 500 Index[4]	6.97	–8.74
Lipper Large-Cap Growth Funds Avg.[5]	1.72	–32.83

Average Annual Total Returns[1] as of 3/31/05
	One Year	Since Inception[2]
Class A	–4.07%	–11.02%
Class B	–4.13	–10.81
Class C	–0.13	–10.63
Class Z	1.84	–9.72
Russell 1000 Growth Index[3]	1.16	–9.79
S&P 500 Index[4]	6.69	–2.24
Lipper Large-Cap Growth Funds Avg.[5]	1.18	–8.48

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/2/00.

3The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

5The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/05
Yahoo!, Inc., Internet Software & Services	5.5%
eBay, Inc., Internet & Catalog Retail	5.5
General Electric Co., Industrial Conglomerates	5.2
Electronic Arts, Inc., Software	5.2
Target Corp., Multi Retail	5.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/05
Internet Software & Services	9.9%
Healthcare Equipment & Supplies	7.0
Software	6.4
Semiconductors & Semiconductor Equipment	6.1
Communications Equipment	5.7

Industry weightings are subject to change.

Jennison Select Growth Fund	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

On March 23, 2005, the Fund changed its name from Strategic Partners Focused Growth Fund to Jennison Select Growth Fund and reallocated all of the Fund’s assets to Jennison Associates LLC. Previously, Jennison Associates LLC and Alliance Capital Management, L.P. each served as investment adviser for approximately 50% of its assets.

The Fund’s Class A shares returned 3.67% over the 12 months ended February 28, 2005, trailing the broad market as represented by the 6.97% return of the S&P 500 Index, but outperforming the 1.13% return of the style-appropriate Russell 1000 Growth Index and the 1.72% Lipper Large-Cap Growth Funds Average. Both segment advisers outperformed the style-appropriate Russell benchmark.

Alliance Capital Management L.P.

The Alliance segment outperformed the Russell 1000 Growth Index by superior stock selection, especially in the consumer discretionary and healthcare sectors. Sector overweights and underweights had only minor impact on the segment’s return relative to the Index. Alliance uses a growth-oriented, research-driven investment process that emphasizes bottom-up stock selection. Large positions in the consumer discretionary sector, specifically Yahoo, Electronic Arts, and eBay (see Comments on Largest Holdings—Alliance Capital Management L.P.), accounted for most of the margin by which it outperformed the Russell Index. Large positions in Alcon and UnitedHealth Group (see Comments on Largest Holdings—Alliance Capital Management L.P.) in the healthcare sector also contributed.

The segment’s holdings in the technology and financial services sectors lagged the respective index sectors, but they only partially offset strong performance elsewhere. Positions in Juniper Networks and Broadcom accounted for much of the relative underperformance in technology, while a small position in Lehman Brothers detracted most from relative performance in the financial services sector.

Despite an environment that once again seems conducive to further economic and earnings growth, the premium for growth stocks relative to the broad market is as low as it has been in the past 25 years. In our view, this degree of wariness seems unwarranted. Within the growth sector, the fastest growing companies are selling at valuations not very different from their less promising counterparts, giving us the opportunity to trade up to the companies that our research indicates are poised to become tomorrow’s growth leaders. Technology and related segments remain a key focus because of pent-up demand on the business side and the consumer’s continuing fascination with the latest technological advances.

4	Visit our website at www.jennisondryden.com

Jennison Associates LLC

The Jennison segment of the Fund significantly outperformed the Russell 1000 Growth Index due to strong stock selection in the information technology, healthcare, and consumer sectors. On the other hand, financials was the only major sector in the segment to post a negative return, and unfavorable stock selection further detracted from its return relative to the Index. The segment’s holdings in technology, its largest sector exposure, posted a positive double-digit return while the Russell Index’s technology sector had a –4% return. Apple Computers was a stellar performer due to very strong consumer demand for its iPod and digital lifestyle businesses. Apple also introduced the Mac mini, a computer that comes without a keyboard, mouse, or monitor, and the iPod Shuffle. We believe these new products will help Apple increase its market share in consumer electronics. Electronic Arts (see Comments on Largest Holdings—Jennison Associates LLC), was also among the segment’s best performers. Marvell, a semiconductor company benefiting from a strong product cycle, overcame a dismal industry environment and was another one of the segment’s strongest performing positions. However, other semiconductor positions performed poorly, including Agilent, Intel, and Texas Instruments. For most of the period, the industry environment was challenging. Demand dropped, leading many firms to accumulate excess inventories.

Our healthcare holdings outperformed the healthcare sector of the Russell Index. Biotechnology company Gilead Sciences benefited from favorable regulatory developments and product trial results. We sold the position before period-end. The segment’s underweight in major pharmaceuticals also helped its relative returns because they performed poorly due to declining earnings growth expectations. Several companies in this industry faced unfavorable regulatory rulings stemming from safety concerns. We continue to emphasize companies that have strong product momentum and earnings growth that is well above the industry average.

Our consumer staples positions did extremely well, while the Russell Index’s sector declined. This relative strength was driven by superior returns from Whole Foods, a natural and organic supermarket chain. The company’s earnings are growing rapidly as it leverages its fixed operating costs, generates superior same-store sales growth, and has healthy expansion. Within consumer discretionary, another sector that contributed significantly to relative returns, eBay and Starbucks were notable performers. Starbucks has healthy U.S. and international expansion and accelerating same-store sales. eBay has a well-regarded management team and has created a formidable barrier to entry against future competitors. It continues to generate significant operating margins, and we believe that earnings growth from its international businesses and its Paypal unit is poised to accelerate.

Jennison Select Growth Fund	5

Investment Adviser’s Report (continued)

On the other hand, the segment’s underweight in industrials, which was one of the market’s best performing sectors, weakened its relative performance. Despite our position in GE (see Comments on Largest Holdings—Jennison Associates LLC), a solid performer during the period, relative performance was hurt by lack of exposure to other strong areas such as aerospace and defense. The segment was also overweight in financials, which was one of the weakest sectors in the Russell Index and the only sector in the segment to post a negative return. AIG was a particularly poor performer, as it was announced that its pricing practices were being investigated.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Investment Adviser’s Comments

on Five Largest Holdings by Segment

Alliance Capital Management, L.P.	As of 2/28/05

UnitedHealth	Group Inc./Healthcare Providers & Services

UnitedHealth’s principal businesses are healthcare insurance and the administration of healthcare plans. Its margins have grown even after posting 31 consecutive quarters of at least 14% year-over-year growth in earnings per share. It is well managed, and continues to innovate in its existing lines of business as well as create new revenue opportunities.

eBay,	Inc./Internet & Catalog Retail

eBay is the largest on-line auction site in the world, with a dominant market share in the United States and nearly all other geographic areas. The stock is attractive because it has tremendous growth potential that could require very little incremental capital expenditure. We expect the possibility of rapid earnings growth and accelerating margins.

Dell,	Inc./Computers & Peripherals

Dell has the dominant market position in personal computers because of its low-cost, efficient manufacturing process. Additionally, the company is developing a strong presence in enterprise hardware, printers, and consumer electronics.

American	International Group, Inc. (AIG)/Insurance

AIG is a very large, diversified financial services company whose largest business is property and casualty insurance. It is attractively valued, and its multiple lines of business provide visibility and confidence in its superior earnings growth rate.

Qualcomm	Inc./Communications Equipment

Qualcomm holds most of the patents in Code Division Multiple Access (CDMA) and WCDMA wireless standards, which are the basis for the third generation (3G) wireless networks. These are wireless telephones that communicate with other devices, the Internet, and multimedia sources. In the coming 3G world, Qualcomm is expected to either produce the chipsets for the phones or collect royalties on devices produced by its competitors.

Jennison Select Growth Fund	7

Investment Adviser’s Comments

on Five Largest Holdings by Segment

(continued)

Jennison Associates LLC	As of 2/28/05

Google	Inc./Internet Software and Services

Google is among the leaders offering highly targeted advertising solutions and global Internet search solutions. It maintains an on-line index of websites and other content, which it makes available freely to anyone with an Internet connection. We believe that the pricing environment for on-line advertising and paid search will remain robust and continue to be the key revenue and earnings drivers for the company.

Electronic	Arts, Inc./Software

Electronic Arts develops, markets, publishes, and distributes interactive software games. We believe that in recent months the company has re-established its dominance in sports video games and that its outlook has turned positive. We are optimistically anticipating the release of Playstation Portable, which should contribute to future growth.

American	Express/Consumer Finance

American Express provides travel-related, financial advisory, and international banking services around the world. Its products include the American Express Card, the Optima credit card, and the American Express Travelers Cheque. We continue to find American Express attractive, and we believe its renewed focus on the credit card and travel businesses will increase its long-term revenues and earnings.

Target	Corp./Multi Retail

Target operates Target-brand general merchandise discount stores and an online business, Target.com. It operates more than 1,000 stores in almost all 50 states. The sale of its department store divisions in 2004 and strong same-store sales trends should contribute to earnings growth. We believe that there is significant potential for higher earnings growth for the next several years.

General	Electric Co. (GE)/Industrial Conglomerates

GE is a diversified industrial conglomerate that operates in 11 segments: advanced materials, commercial finance, consumer finance, consumer and industrial, energy, equipment and other services, healthcare, infrastructure, insurance, NBC Universal, and transportation. We expect that after several years of lackluster earnings, strength in its industrial businesses can drive accelerated growth. Furthermore, we believe that earnings can rise in GE’s energy, transportation, and commercial/consumer finance divisions.

Holdings are subject to change.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2004, at the beginning of the period, and held through the six-month period ended February 28, 2005.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison Select Growth Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Select Growth Fund		Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,095	1.80%	$9.35
	Hypothetical	$1,000	$1,016	1.80%	$9.00

Class B	Actual	$1,000	$1,091	2.55%	$13.22
	Hypothetical	$1,000	$1,012	2.55%	$12.72

Class C	Actual	$1,000	$1,091	2.55%	$13.22
	Hypothetical	$1,000	$1,012	2.55%	$12.72

Class Z	Actual	$1,000	$1,098	1.55%	$8.06
	Hypothetical	$1,000	$1,017	1.55%	$7.75

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2005, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of February 28, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.8%
COMMON STOCKS

Biotechnology 4.4%
20,400	Amgen, Inc.(a)	$1,256,844
59,400	Genentech, Inc.(a)	2,803,680

		4,060,524

Capital Markets 2.8%
44,700	Merrill Lynch & Co., Inc.	2,618,526

Communications Equipment 5.7%
137,100	Corning, Inc.(a)	1,572,537
64,400	Juniper Networks, Inc.(a)	1,387,176
64,200	QUALCOMM, Inc.	2,318,262

		5,277,975

Computer & Peripherals 4.9%
48,400	Apple Computer, Inc.(a)	2,171,224
59,500	Dell, Inc.(a)	2,385,355

		4,556,579

Consumer Finance 5.1%
53,700	American Express Co.	2,907,855
71,862	MBNA Corp.	1,823,139

		4,730,994

Diversified Financial Services 4.5%
29,630	Citigroup, Inc.	1,413,944
75,600	JPMorgan Chase & Co.	2,763,180

		4,177,124

Electronic Equipment & Instruments 2.9%
112,900	Agilent Technologies, Inc.(a)	2,709,600

Energy Oil Service 1.9%
31,400	Nabors Industries, Ltd. (Barbados)(a)	1,802,360

Food & Staples Retailing 2.8%
24,900	Whole Foods Market, Inc.	2,560,218

See Notes to Financial Statements.

Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2005 Cont’d.

Shares	Description	Value (Note 1)

Health Care Equipment & Supplies 7.0%
19,650	Alcon, Inc. (Switzerland)	$1,695,795
26,700	St. Jude Medical, Inc.(a)	1,043,970
37,300	Waters Corp.(a)	1,822,105
22,900	Zimmer Holdings, Inc.(a)	1,967,110

		6,528,980

Health Care Providers & Services 2.7%
27,700	UnitedHealth Group, Inc.	2,525,132

Hotels, Restaurants & Leisure 2.2%
39,700	Starbucks Corp.(a)	2,056,857

Household Durables 0.5%
5,700	Pulte Homes, Inc.	444,714

Industrial Conglomerates 5.2%
138,000	General Electric Co.	4,857,600

Insurance 2.5%
34,900	American International Group, Inc.	2,331,320

Internet & Catalog Retail 5.5%
118,550	eBay, Inc.(a)	5,078,682

Internet Software & Services 9.9%
21,800	Google, Inc. (Class A shares)(a)	4,098,182
158,900	Yahoo!, Inc.(a)	5,127,703

		9,225,885

Media 1.2%
24,400	E.W. Scripps Co. (The)	1,126,304

Multiline Retail 5.0%
92,000	Target Corp.	4,675,440

Personal Products 4.0%
29,900	Avon Products, Inc.	1,278,823
55,700	Estee Lauder Companies, Inc. (The)	2,449,686

		3,728,509

Pharmaceuticals 2.6%
48,100	Novartis AG (ADR) (Switzerland)(a)	2,403,557

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 6.1%
33,400	Broadcom Corp.(a)	$1,077,150
103,800	Intel Corp.	2,489,124
58,200	Marvell Technology Group Ltd. (Bermuda)(a)	2,129,538

		5,695,812

Software 6.4%
74,500	Electronic Arts, Inc.(a)	4,804,505
52,600	Symantec Corp.(a)	1,157,726

		5,962,231

Specialty Retail 2.0%
31,800	Lowe’s Companies, Inc.	1,869,204

Wireless Telecommunication Services 2.0%
63,700	Nextel Communications, Inc.(a)	1,874,691

	Total Investments 99.8% (cost $79,789,239 Note 5)	92,878,818
	Other assets in excess of liabilities 0.2%	205,423

	Net Assets 100.0%	$93,084,241

The following abbreviations is used in portfolio descriptions:

ADR—American Depository Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2005 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2005 were as follows:

Internet Software & Services	9.9%
Health Care Equipment & Supplies	7.0
Software	6.4
Semiconductors & Semiconductor Equipment	6.1
Communications Equipment	5.7
Internet & Catalog Retail	5.5
Industrial Conglomerates	5.2
Consumer Finance	5.1
Multiline Retail	5.0
Computers & Peripherals	4.9
Diversified Financial Services	4.5
Biotechnology	4.4
Personal Products	4.0
Electronic Equipment & Instruments	2.9
Capital Markets	2.8
Food & Staples Retailing	2.8
Health Care Providers & Services	2.7
Pharmaceuticals	2.6
Insurance	2.5
Hotels, Restaurants & Leisure	2.2
Specialty Retail	2.0
Wireless Telecommunication Services	2.0
Energy Oil Service	1.9
Media	1.2
Household Durables	0.5

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2005	ANNUAL REPORT

Jennison Select Growth Fund

(formerly known as Strategic Partners Focused Growth Fund)

Statement of Assets and Liabilities

as of February 28, 2005

Assets
Investments, at value (cost $79,789,239)	$92,878,818
Cash	44,824
Receivable for investments sold	3,878,379
Dividends and interest receivable	61,697
Receivable for Fund shares sold	20,450
Other assets	3,305

Total assets	96,887,473

Liabilities
Payable for investments purchased	3,145,204
Payable for Fund shares reacquired	317,007
Accrued expenses and other liabilities	205,626
Management fee payable	65,319
Distribution fee payable	63,105
Deferred trustees fees	6,971

Total liabilities	3,803,232

Net Assets	$93,084,241

Net assets were comprised of:
Shares of beneficial interest, at par	$15,425
Paid in capital, in excess of par	260,332,124

260,347,549
Accumulated net investment loss	(6,971)
Accumulated net realized loss on investments	(180,345,916)
Net unrealized appreciation on investments	13,089,579

Net assets, February 28, 2005	$93,084,241

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($12,162,368 ÷ 1,957,199 shares of beneficial interest issued and outstanding)	$6.21
Maximum sales charge (5.50% of offering price)	0.36

Maximum offering price to public	$6.57

Class B:
Net asset value, offering price and redemption price per share ($49,855,436 ÷ 8,311,917 shares of beneficial interest issued and outstanding)	$6.00

Class C:
Net asset value, offering price and redemption price per share ($28,015,272 ÷ 4,670,841 shares of beneficial interest issued and outstanding)	$6.00

Class Z:
Net asset value, offering price and redemption price per share ($3,051,165 ÷ 485,071 shares of beneficial interest issued and outstanding)	$6.29

See Notes to Financial Statements.

Jennison Select Growth Fund	17

Statement of Operations

Year Ended February 28, 2005

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $2,480)	$1,002,337
Interest	2,073

Total income	1,004,410

Expenses
Management fee	945,835
Distribution fee—Class A	34,474
Distribution fee—Class B	553,540
Distribution fee—Class C	325,026
Transfer agent’s fees and expenses	343,000
Reports to shareholders	97,000
Custodian’s fees and expenses	95,000
Registration fees	57,000
Audit fee	18,000
Legal fees and expenses	14,000
Trustees’ fees	9,000
Miscellaneous expenses	14,682

Total expenses	2,506,557

Net Investment Loss	(1,502,147)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	6,026,331
Net change in unrealized appreciation (depreciation) on investments	(1,778,746)

Net gain on investments	4,247,585

Net Increase In Net Assets Resulting From Operations	$2,745,438

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,502,147)	$(1,957,812)
Net realized gain (loss) on investments	6,026,331	(6,078,309)
Net change in unrealized appreciation (depreciation) on investments	(1,778,746)	44,077,092

Net increase in net assets resulting from operations	2,745,438	36,040,971

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	2,510,697	4,377,145
Cost of shares reacquired	(32,434,755)	(31,910,200)

Net decrease in net assets resulting from Fund share transactions	(29,924,058)	(27,533,055)

Total increase (decrease)	(27,178,620)	8,507,916

Net Assets
Beginning of year	120,262,861	111,754,945

End of year	$93,084,241	$120,262,861

See Notes to Financial Statements.

Jennison Select Growth Fund	19

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Jennison Select Growth Fund (formerly known as Strategic Partners Focused Growth Fund) (the “Fund”), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund. These financial statements relate to Jennison Select Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in equity related securities in approximately 40 equity-related securities that are selected by the Fund’s two investment subadvisers (up to approximately 20 each) as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days, are valued at current market quotations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Jennison Select Growth Fund	21

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Alliance Capital Management, L.P. (“Alliance”) and Jennison Associates LLC (“Jennison”). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”). PIM provides Jennison with certain research services and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

The Board of Trustees recently approved a reallocation of the Fund’s assets. Effective March 23, 2005, Jennison Associates LLC is the subadviser with respect to all assets of the Fund.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and ..85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C

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and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net asset of the Class A shares.

PIMS has advised the Fund that it has received approximately $17,100 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2005. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $189,100 and $1,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2005.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from March 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2005.

Jennison Select Growth Fund	23

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 28, 2005, the Fund incurred fees of approximately $208,100 for the services of PMFS. As of February 28, 2005, approximately $15,700 of such fees were due to PMFS.

Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $78,000 in total networking fees, of which the amounts relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing Corporation (“First Clearing”) affiliates of PI, was approximately $22,900 and $48,700, respectively for the year ended February 28, 2005. As of February 28, 2005, approximately $6,300 of such fees were due to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2005, Wachovia earned $1,035 and Prudential Equity Group, a wholly owned subsidiary or Prudential, earned $1,120 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2005, aggregated $89,826,762 and $121,238,102 respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net

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realized loss on investments. For the year ended February 28, 2005, the adjustments were to decrease accumulated net investment loss and decrease paid in capital, in excess of par by $1,495,176, due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

There were no distributions paid during the years ended February 28, 2005 and February 29, 2004.

As of February 28, 2005, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 28, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$80,016,087	$14,056,721	$1,193,990	$12,862,731

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2005 of approximately $180,119,000, of which $22,176,000 expires in 2009, $87,881,000 expires in 2010, $54,267,000 expires in 2011 and $15,795,000 expires in 2012. Approximately $4,178,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 28, 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC)

Jennison Select Growth Fund	25

Notes to Financial Statements

Cont’d

for Class C shares of 1% will be effective during the 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 28, 2005, Prudential owns 2,500 shares of each Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2005:
Shares sold	90,945	$540,881
Shares reacquired	(763,912)	(4,568,892)

Net increase (decrease) in shares outstanding before conversion	(672,967)	(4,028,011)
Shares issued upon conversion from Class B	3,334	20,507

Net increase (decrease) in shares outstanding	(669,633)	$(4,007,504)

Year ended February 29, 2004:
Shares sold	128,522	$681,998
Shares reacquired	(935,724)	(5,024,948)

Net increase (decrease) in shares outstanding before conversion	(807,202)	(4,342,950)
Shares issued upon conversion from Class B	555	2,535

Net increase (decrease) in shares outstanding	(806,647)	$(4,340,415)

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Class B	Shares	Amount
Year ended February 28, 2005:
Shares sold	168,368	$978,389
Shares reacquired	(2,577,576)	(14,974,355)

Net increase (decrease) in shares outstanding before conversion	(2,409,208)	(13,995,966)
Shares reacquired upon conversion into Class A	(3,442)	(20,507)

Net increase (decrease) in shares outstanding	(2,412,650)	$(14,016,473)

Year ended February 29, 2004:
Shares sold	367,687	$1,929,735
Shares reacquired	(2,481,817)	(13,102,990)

Net increase (decrease) in shares outstanding before conversion	(2,114,130)	(11,173,255)
Shares reacquired upon conversion into Class A	(567)	(2,535)

Net increase (decrease) in shares outstanding	(2,114,697)	$(11,175,790)

Class C
Year ended February 28, 2005:
Shares sold	103,292	$606,427
Shares reacquired	(1,901,953)	(11,083,944)

Net increase (decrease) in shares outstanding	(1,798,661)	$(10,477,517)

Year ended February 29, 2004:
Shares sold	231,704	$1,207,144
Shares reacquired	(2,095,148)	(11,052,202)

Net increase (decrease) in shares outstanding	(1,863,444)	$(9,845,058)

Class Z
Year ended February 28, 2005:
Shares sold	63,129	$385,000
Shares reacquired	(301,129)	(1,807,564)

Net increase (decrease) in shares outstanding	(238,000)	$(1,422,564)

Year ended February 29, 2004:
Shares sold	102,350	$558,268
Shares reacquired	(505,977)	(2,730,060)

Net increase (decrease) in shares outstanding	(403,627)	$(2,171,792)

Jennison Select Growth Fund	27

Financial Highlights

Class A
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.99

Income (loss) from investment operations
Net investment loss	(0.06)
Net realized and unrealized gain (loss) on investment transactions	0.28

Total from investment operations	0.22

Net asset value, end of period	$6.21

Total Return(b):	3.67%
Ratios/Supplemental Data:
Net assets, end of period (000)	$12,162
Average net assets (000)	$13,789
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.77%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment loss	(0.81)%
For Class A, B, C and Z shares:
Portfolio turnover	86%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended			June 2, 2000(a) Through February 28, 2001
February 29, 2004	February 28, 2003	February 28, 2002

$4.41	$5.95	$7.30	$10.00

(0.06)	(0.06)	(0.06)	(0.06)
1.64	(1.48)	(1.29)	(2.64)

1.58	(1.54)	(1.35)	(2.70)

$5.99	$4.41	$5.95	$7.30

35.83%	(25.88)%	(18.49)%	(27.00)%

$15,734	$15,159	$27,630	$43,200
$16,241	$20,856	$34,765	$59,259

1.69%	1.61%	1.42%	1.57	%(c)
1.44%	1.36%	1.17%	1.32	%(c)
(0.99)%	(0.93)%	(0.77)%	(0.80	)%(c)

100%	53%	76%	116	%(d)

See Notes to Financial Statements.

Jennison Select Growth Fund	29

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.83

Income (loss) from investment operations
Net investment loss	(0.10)
Net realized and unrealized gain (loss) on investment transactions	0.27

Total from investment operations	0.17

Net asset value, end of period	$6.00

Total Return(b):	2.92%
Ratios/Supplemental Data:
Net assets, end of period (000)	$49,855
Average net assets (000)	$55,354
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.52%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment loss	(1.56)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended			June 2, 2000(a) Through February 28, 2001
February 29, 2004	February 28, 2003	February 28, 2002

$4.33	$5.87	$7.26	$10.00

(0.10)	(0.10)	(0.11)	(0.10)
1.60	(1.44)	(1.28)	(2.64)

1.50	(1.54)	(1.39)	(2.74)

$5.83	$4.33	$5.87	$7.26

34.64%	(26.24)%	(19.15)%	(27.40)%

$62,471	$55,540	$97,635	$137,671
$62,157	$75,020	$117,384	$164,779

2.44%	2.36%	2.17%	2.32	%(c)
1.44%	1.36%	1.17%	1.32	%(c)
(1.74)%	(1.68)%	(1.52)%	(1.56	)%(c)

See Notes to Financial Statements.

Jennison Select Growth Fund	31

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.82

Income (loss) from investment operations
Net investment loss	(0.11)
Net realized and unrealized gain (loss) on investment transactions	0.29

Total from investment operations	0.18

Net asset value, end of period	$6.00

Total Return(b):	3.09%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,015
Average net assets (000)	$32,503
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.52%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment loss	(1.56)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended			June 2, 2000(a) Through February 28, 2001
February 29, 2004	February 28, 2003	February 28, 2002

$4.33	$5.87	$7.26	$10.00

(0.10)	(0.10)	(0.11)	(0.10)
1.59	(1.44)	(1.28)	(2.64)

1.49	(1.54)	(1.39)	(2.74)

$5.82	$4.33	$5.87	$7.26

34.41%	(26.24)%	(19.15)%	(27.40)%

$37,685	$36,046	$63,966	$96,437
$38,987	$49,456	$80,074	$121,487

2.44%	2.36%	2.17%	2.32	%(c)
1.44%	1.36%	1.17%	1.32	%(c)
(1.74)%	(1.68)%	(1.52)%	(1.56	)%(c)

See Notes to Financial Statements.

Jennison Select Growth Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.05

Income (loss) from investment operations
Net investment loss	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.28

Total from investment operations	0.24

Net asset value, end of period	$6.29

Total Return(b):	3.97%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,051
Average net assets (000)	$3,447
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.52%
Expenses, excluding distribution and service (12b-1) fees	1.52%
Net investment loss	(0.57)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended			June 2, 2000(a) Through February 28, 2001
February 29, 2004	February 28, 2003	February 28, 2002

$4.45	$5.97	$7.31	$10.00

(0.05)	(0.05)	(0.04)	(0.04)
1.65	(1.47)	(1.30)	(2.65)

1.60	(1.52)	(1.34)	(2.69)

$6.05	$4.45	$5.97	$7.31

35.96%	(25.46)%	(18.33)%	(26.90)%

$4,373	$5,010	$10,840	$15,574
$4,955	$7,621	$12,834	$22,544

1.44%	1.36%	1.17%	1.32	%(c)
1.44%	1.36%	1.17%	1.32	%(c)
(0.75)%	(0.69)%	(0.52)%	(0.55	)%(c)

See Notes to Financial Statements.

Jennison Select Growth Fund	35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying Statement of Assets and Liabilities of the Jennison Select Growth Fund (the “Fund”) (formerly known as Strategic Partners Focused Growth Fund) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to March 1, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Select Growth Fund of the Strategic Partners Opportunity Funds as of February 28, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2005

36	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Trustee (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (71), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison Select Growth Fund	37

Stephen G. Stoneburn (61), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Trustee since 2000(3) Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

38	Visit our website at www.jennisondryden.com

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Jennison Select Growth Fund	39

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Company’s Trustees is included in the Company’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

40	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	–2.03%	–10.62%
Class B	–2.08	–10.39
Class C	2.09	–10.20
Class Z	3.97	–9.30

Average Annual Total Returns (Without Sales Charges) as of 2/28/05
	One Year	Since Inception
Class A	3.67%	–9.55%
Class B	2.92	–10.20
Class C	3.09	–10.20
Class Z	3.97	-9.30

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/2/2000.

The graph compares a $10,000 investment in the Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 28, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2005, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS* (as of 2/28/05)	Alliance Capital Management L.P.	1345 Avenue of the Americas New York, NY 10105

	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

* Investment Advisers are subject to change by the Manager as disclosed in the Fund’s prospectus.

Jennison Select Growth Fund
Share Class	A	B	C	Z
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

Each fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Select Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Jennison Select Growth Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com approximately 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Select Growth Fund
Share Class	A	B	C	Z
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

MF500E    IFS-A103187    Ed. 04/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended February 28, 2005 and February 28, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $66,800 and $66,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2004 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $33,500. There were no non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Opportunity Funds

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date April 25, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date April 25, 2005

*	Print the name and title of each signing officer under his or her signature.